AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2019

REGISTRATION NO. 333-65151

& 811-06298

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	[_]

POST-EFFECTIVE AMENDMENT NO. 37	☒

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 59	☒

TFLIC SEPARATE ACCOUNT B

(Exact Name of Registrant)

Transamerica Financial Life Insurance Company

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (914) 627-3630

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Avenue

Harrison, NY 10528

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2019 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[_]	On pursuant to paragraph (a)(1) of Rule 485.

[_]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[_]	On pursuant to paragraph (a)(2) of Rule 485.

Vanguard Variable Annuity

Prospectus

May 1, 2019

Issued Through TFLIC Separate Account B

By Transamerica Financial Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of 30 days (60 days for replacements) during which the Contract may be cancelled.

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

Global Bond Index Portfolio

High Yield Bond Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

Total International Stock Market Index Portfolio

Real Estate Index Portfolio

Why Reading This Prospectus Is Important This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA. 19087-1815 or by calling (800)522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report. If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do. You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available only in the state of New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1	Cross Reference to Definitions	26	Access to Your Money
2	Summary	27	Performance
5	Fee Table	28	Death Benefit
6	Example	31	Additional Features
8	The Annuity Contract	36	Other Information
9	Annuity Payments	43	Table of Contents of Statement of Additional Information
11	Purchase	44	Appendix A (Condensed Financial Information)
14	Investment Options	48	Appendix B (Death Benefit)
19	Expenses	50	Appendix C (GLWB Rider – Adjusted Partial Withdrawals)
21	Tax Information	52	Appendix D (GLWB Rider – Blended Rider Fee)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in this prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in this prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	13
Accumulation Phase	8
Accumulation Unit	13
Accumulation Unit Value	13
Adjusted Partial Withdrawal	29
Annuitant	29
Annuity Payment Options	9
Beneficiary(ies)	29
Business Day	11
Company	2
Contract	8
Contract Date	12
Contract Owner	37
Free Look Period	3
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider	3
Income Date	9
Income Phase	8
Initial Premium Payment	11
Joint Annuitant	30
Net Premium Payment	11
Non-Qualified Contract	8
Portfolios	14
Premium Payment	11
Premium Tax	12
Qualified Contract	11
Separate Account	14
Subaccounts	14
Tax Deferral	21
Vanguard Variable Insurance Fund	2
Valuation Period	13

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (“the Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Fund), an open-end investment company. The Fund is a member of the Vanguard Group (Vanguard), a family of more than 200 funds holding assets of approximately $4.5 trillion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccounts you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

You can allocate your purchase payments to one of several underlying fund portfolios listed in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. The Company does not charge a fee for exchanges among the subaccounts.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table). If you choose the optional death benefit there will be an additional annual charge of 0.20% (0.05% of the accumulated value assessed quarterly). For Contracts valued at less than $25,000 at the time of fee assessment, there is also a $25 Annual Contract Maintenance Fee that is prorated at issue and assessed in full at calendar year-end.

You will also pay Fund Operating Expenses, which currently range from 0.11% to 0.39% annually of the average daily value of the Portfolios.

If you elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, then there is a quarterly rider fee based on an annual rate of the current rider fee of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments or transfers into designated investments prior to May 1, 2013) during the accumulation phase (for the single or joint life option) of the total withdrawal base on each rider anniversary.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase without incurring a withdrawal charge. In the absence of specific directions from the contract owner, all deductions will be made from all funded Subaccounts on a pro rata basis. You may have to pay income tax and a tax penalty on any money you take out. Please refer to minimum withdrawal requirements based on withdrawal type and disbursement method.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider available that you can select at the time of purchase, the Return of Premium Death Benefit (the “optional Death Benefit”) (see Death Benefit). The optional Death Benefit is the greater of the then-current Accumulated Value of the Contract or the sum of all Premium Payments less any Adjusted Partial Withdrawals and Premium Taxes, if any. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until Beneficiaries have made claim (any optional Death Benefit may also be subject to market risk until Beneficiaries have made claim). The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

ADDITIONAL FEATURES

GLWB Rider

You may elect to purchase the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider (also known as Secure IncomeTM). The rider provides you with a guaranteed lifetime withdrawal benefit (subject to the claims-paying ability of the insurance company) for amounts you have invested in certain designated investments available under the Contract. The rider is available during the accumulation phase, and only the designated investments will be considered in determining the total withdrawal base for the guaranteed lifetime withdrawal benefit provided under the rider. Transfers from designated investments to non-designated investments will be considered withdrawals under the rider. Excess withdrawals may significantly reduce or eliminate the benefit of this rider. The tax rules for qualified contracts may limit the value of this rider. Please consult a qualified tax advisor before electing the GLWB Rider for a qualified contract. There is an extra charge for this rider.

OTHER INFORMATION

Free Look Periods

There are two different Free Look Periods. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. If you cancel your Contract during the applicable Free Look Period, the Company will return the Accumulated Value including any fees and charges, as of the date the notice is received by the Company.

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Reinstatements

If you ask the Company to reinstate a Contract exchanged under Internal Revenue Code Section 1035 or a Contract whose funds were transferred via a trustee-to-trustee under the Internal Revenue Code, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.) is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity contracts.

TFLIC Separate Account B

First Providian established the Separate Account B (the “Separate Account”) under New York law. As part of First Providian’s merger with the Company, the Separate Account was also merged into the Company and survived the merger intact. The Separate Account is a unit investment trust registered with the SEC. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call (800)522-5555 or write:

Regular Mail:	Overnight or Certified Mail:
Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at (800)462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

4

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. For a complete discussion of Contract cost and expenses, see Expenses.

OWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES[1] (as a percentage of average account value)
Annual Contract Maintenance Fee[2]	$25
Accumulated Value Death Benefit
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	0.30%
OPTIONAL RIDER FEES
Return of Premium Death Benefit[5,6]	0.20%
Return of Premium Death Benefit (No Longer Available for New Issues)[6,7]	0.05%
Annual Step-Up Death Benefit (No Longer Available for New Issues)[6,8]	0.12%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments on or after May 1, 2013)[9]:
Maximum	2.00%
Current	1.20%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013)[9]:	0.95%

[1]	See Expenses, for more information.
[2]

Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.

[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods.
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.170%.
[5]	For contract owners who purchased the contract on or after October 19, 2011.
[6]	This additional annual fee is a percentage of the Accumulated Value that is assessed at the beginning of each quarter based on the Contract Anniversary Date.
[7]	For contract owners who purchased the contract on or before October 18, 2011.
[8]	For contract owners who purchased the contract prior to October 30, 2010.
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The GLWB rider fee is a percentage of the total withdrawal base. The total withdrawal base on the date the rider takes effect (“rider date”) is the accumulated value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or on the most recent rider anniversary, plus subsequent premium payments to or transfers into the designated investments under the rider, less any total withdrawal base adjustments. On the rider anniversary the total withdrawal base can step up to the accumulated value in the designated investments if the accumulated value in the designated investments is greater than the current total withdrawal base.

The annual rider fee percentage is currently 1.20% (for the single or joint life option). If any premium additions or transfers are made into the designated investments under the rider, then a new rider fee percentage may apply to such premium additions or transfers. Thereafter, if a new fee applies the total rider fee will be adjusted to reflect the weighted average of the current rider fee percentage and the rider fee percentage associated with the additional premium and/or transfers to the designated investments under the rider.

5

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES1

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.11%	0.39%

[1]

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2018 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisors or managers. Actual future expense of the portfolios may be greater or less than those shown in the table.

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2018

Subaccount	Management Fees	12b-1 Distribution Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Money Market Portfolio	0.12%	None	0.03%	0.00%	0.15%
Short-Term Investment-Grade Portfolio	0.12%	None	0.02%	0.00%	0.14%
Total Bond Market Index Portfolio	0.12%	None	0.02%	0.00%	0.14%
Global Bond Index Portfolio	0.00%	None	0.00%	0.13%[1]	0.13%
High Yield Bond Portfolio	0.23%	None	0.03%	0.00%	0.26%
Conservative Allocation Portfolio	0.00%	None	0.00%	0.13%[1]	0.13%
Moderate Allocation Portfolio	0.00%	None	0.00%	0.12%[1]	0.12%
Balanced Portfolio	0.19%	None	0.02%	0.00%	0.21%
Equity Income Portfolio	0.27%	None	0.02%	0.00%	0.29%
Diversified Value Portfolio	0.23%	None	0.02%	0.00%	0.25%
Total Stock Market Index Portfolio	0.00%	None	0.00%	0.13%[1]	0.13%
Equity Index Portfolio	0.12%	None	0.02%	0.00%	0.14%
Mid-Cap Index Portfolio	0.15%	None	0.02%	0.00%	0.17%
Growth Portfolio	0.36%	None	0.03%	0.00%	0.39%
Capital Growth Portfolio	0.32%	None	0.02%	0.00%	0.34%
Small Company Growth Portfolio	0.30%	None	0.02%	0.00%	0.32%
International Portfolio	0.34%	None	0.03%	0.00%	0.37%
Total International Stock Market Index Portfolio	0.00%	None	0.00%	0.11%	0.11%
Real Estate Index Portfolio[2]	0.24%	None	0.02%	0.00%	0.26%

[1]

Although the Portfolio is not expected to incur any net expenses daily, the Portfolio’s contract owners indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the underlying funds. See the Vanguard Variable Insurance Fund Prospectus.

[2]	Effective on or about January 18, 2018 REIT Index Portfolio was renamed Real Estate Index Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Separate Account annual expenses, and Portfolio fees and expenses.1

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% annual rate of return each year, the highest fees and expenses of any of the Portfolios for the year ended December 31, 2018, and the Contract with the combination of available optional features with the highest fees and expenses, including the GLWB Rider (Joint Life), the Accumulated Value Death Benefit Option and the Return of Premium Death Benefit Option, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option	$210	$649	$1115	$2401
• Accumulated Value Death Benefit Option	$190	$588	$1011	$2190

[1]	The Example does not reflect premium tax charges. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Contract.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning the compensation and expenses paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that Appendix A contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Subaccounts, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Variable Annuity and Insurance Services associate at 800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—usually 4 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of vanguard.com. You can register at vanguard.com or contact a Vanguard Annuity and Insurance Services associate at 800-522-5555 for assistance.

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The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who are United States citizens or Resident Aliens who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2 (See Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s TFLIC Separate Account B (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of the VanguardGroup (Vanguard), a family of more than 200 funds holding assets of approximately $4.5 trillion.

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Vanguard Variable Insurance Fund and the other funds in the group obtain virtually all of their corporate management, administrative, shareholder accounting, and distribution services through their jointly owned subsidiary, Vanguard.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be after the date specified in your Contract unless a later date is agreed to by us. The earliest Income Date is at least 30 days after you purchase your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements. It is important to remember that annuitizing your Contract is an irrevocable decision once Annuity Payments have begun.

Your Contract may not be “partially” annuitized, i.e., you may not apply a portion of your contract value to an Annuity Option while keeping the remainder of your Contract in force.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available. For Qualified Contracts, the Annuity Payment option must satisfy the minimum distribution requirements under the federal tax law.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

1.

Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment, then we will only make one (two, three, etc.) annuity payments.

2.

Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date the second (third, fourth, etc) annuity payment, then we will only make one (two, three, etc. ) annuity payments.

3.

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of 10, 15, 20 or 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

4.	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Adjusted Annuitant Age

Annuity Payments under Options 1, 2, and 3 are based on the Adjusted Age of the Annuitant. The Adjusted Age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:

Income Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company

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Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the date your Annuity Payment amount is calculated, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•

The minimum monthly payment is $100. If on the Income Date your Accumulated Value is below $5,000 for Contracts issued before October 1, 1998, or $2,000 for Contracts issued on or after October 1, 1998, the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•

If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•

If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 800-462-2391. However, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

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•

You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

Purchase

Application and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, a signed and completed Definition of Replacement form, Assessment and Disclosure Form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit). If the Contract Owner is an individual, there must be an immediate familial relationship (such as spouse, domestic partner, parent, child, grandparent, grandchild, or sibling) between the Contract Owner and the Annuitant.

If the Application and the Definition of Replacement form are received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application or the Definition of Replacement form is incomplete, the Company will contact the applicant, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the applicant consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES.)

DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we generally mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts defined under different Internal Revenue Code sections.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•

You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250 unless you have obtained our prior approval to accept a lesser amount.

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•

We will credit Additional Premium Payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional Premium Payments must be received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) to get same-day pricing of the Additional Premium Payment.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Purchase Payment or from the Accumulated Value as the Company incurs the tax. Currently, New York does not impose a Premium Tax.

Purchasing by Wire
Money should be wired to:	WELLS FARGO
ABA 121000248
DEPOSIT ACCOUNT NUMBER 2014126522964
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call (800)462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and the Assessment and Disclosure Form and mail it along with your signed and completed Definition of Replacement form to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements. Wires from non-US banks are not accepted.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application, Definition of Replacement form, Important Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts, and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax advisor before making a 1035 Exchange.

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Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make should be in whole-number percentages and a minimum of $1,000. Your initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by contacting Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your request. You may establish the telephone privilege by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.

WHAT’S MY CONTRACT WORTH TODAY?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

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Investment Options

When you purchase the Contract, your Premium Payments are deposited into the Separate Account VA DD (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the Portfolios. You are responsible for choosing the subaccounts for your annuity Contract, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus and statement of additional information as well as the annual and semiannual reports. Other sources such as vanguard.com provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus. If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•

You may request exchanges in writing. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If you elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

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Portfolio and Management	Investment Objective
Money Market Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to provide current income while maintaining liquidity and a stable share price of $1.

Short-Term Investment-Grade Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to provide current income while maintaining limited price volatility.

Total Bond Market Index Portfolio Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to track the performance of a broad, market-weighted bond index.

Global Bond Index Portfolio Manager: The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.

High Yield Bond Portfolio Manager: Wellington Management Company, LLP	Seeks to provide a high level of current income.

Conservative Allocation Portfolio Manager: The Vanguard Group, Inc.(1)	Seeks to provide current income and low to moderate capital appreciation.

Moderate Allocation Portfolio Manager: The Vanguard Group, Inc.(1)	Seeks to provide capital appreciation and a low to moderate level of current income.

Balanced Portfolio Manager: Wellington Management Company, LLP	Seeks to provide long-term capital appreciation and reasonable current income.

Equity Income Portfolio Manager: Wellington Management Company, LLP and The Vanguard Group, Inc., through its Quantitative Equity Group	Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Diversified Value Portfolio Manager: Barrow, Hanley, Mewhinney & Strauss, LLC.	Seeks to provide long-term capital appreciation and income.

Total Stock Market Index Portfolio Manager: The Vanguard Group, Inc.(1)	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Equity Index Portfolio Manager: The Vanguard Group, Inc., through its Equity Index Group	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Mid-Cap Index Portfolio Manager: The Vanguard Group, Inc., through its Equity Index Group	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Growth Portfolio Manager: Jackson Square Partners, LLC, and Wellington Management Company, LLP	Seeks to provide long-term capital appreciation.

Capital Growth Portfolio Manager: PRIMECAP Management Company	Seeks to provide long-term capital appreciation.

Small Company Growth Portfolio Manager: The Vanguard Group, Inc., through its Quantitative Equity Group and ArrowMark Colorado Holdings, LLC	Seeks to provide long-term capital appreciation.

International Portfolio Manager: Baillie Gifford Overseas Ltd, , and Schroder Investment Management North America Inc.	Seeks to provide long-term capital appreciation.

Total International Stock Market Index Portfolio Manager: The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

Real Estate Index Portfolio (5) Manager: The Vanguard’s Group Inc., through its Equity Index Group	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

[1]

The Conservative Allocation Portfolio and Moderate Allocation Portfolio each receive advisory services indirectly by investing in U.S. fixed-income securities; small-, mid-, and large-cap U.S. stocks; foreign fixed-income securities; and foreign stocks.

[2]	The Total Stock Market Index Portfolio receives advisory services indirectly by investing in the Equity Index Portfolio and Extended Market Index Fund.
[3]	Effective on or about September 7, 2017 Global Bond Index Portfolio with the advisor The Vanguard Group, Inc was made available.
[4]	Effective on or about September 7, 2017 Total International Stock Market Index Portfolio with the advisor The Vanguard Group, Inc. was made available.
[5]	Effective on or about January 18, 2018 REIT Index Portfolio was renamed Real Estate Index Portfolio.

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There is no assurance that a Portfolio will achieve its stated objective.

Vanguard Variable Insurance Fund Money Market Portfolio

Vanguard has designated the Money Market Portfolio as a “retail money market fund.”

Retail money market funds are defined as prime or tax-exempt money market funds that have policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. Retail money market funds will be allowed to continue to maintain a stable NAV through the use of amortized cost accounting. If a retail money market fund’s weekly assets fall below a certain threshold, retail money market funds are subject to fees and gates.

There are two types of liquidity fees: discretionary liquidity fees and default liquidity fees.

Discretionary liquidity fee. The Money Market Portfolio may impose a liquidity fee of up to 2% on all redemptions in the event that the Portfolio’s weekly liquid assets fall below 30% of its total assets if the Board determines that it is in the best interest of the Portfolio. Once the Portfolio has restored its weekly liquidity asset to 30% of total assets, any liquidity fee must be suspended.

Default liquidity fee. The Money Market Portfolio is required to impose a liquidity fee of 1% on all redemptions in the event that the Portfolio’s weekly liquid assets fall below 10% of its total assets unless the Board determines that (1) the fee is not in the best interest of the Portfolio or (2) a lesser/higher fee (up to 2%) is in the best interest of the Portfolio.

In addition to, or in lieu of, the liquidity fee, the Money Market Portfolio is permitted to implement temporarily a redemption gate (i.e., suspend redemptions) if the Portfolio’s weekly liquid assets fall below 30% of its total assets. The gate could remain in effect for no longer than 10 days in any 90-day period. Once the Portfolio has restored its weekly liquidity assets to 30% of total assets, the gate must be lifted.

Please refer to the underlying fund prospectus for the Money Market Portfolio for additional information about any other changes to the strategies, fees and expenses and other important information.

Disruptive Trading and Market Timing Statement of Policy

This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)

dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed policies and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of exchanges into and out of the same fund within a 30 day period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges;

•	provide a certain number of allowable exchanges in a given period.

Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

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Contract owners should be aware that we expect to be contractually obligated to prohibit transfers by contract owners specified by an underlying fund and to provide contract owner transaction data to the underlying funds.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or contact Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money). The minimum amount you may exchange is $250. While you are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.

A CLOSER LOOK AT

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

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You may change the amount to be exchanged or cancel this service in writing at any time. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirement will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on your Contract by completing the appropriate section of the Application. You may request an exchange of assets among the subaccounts through vanguard.com if you are a registered user. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

Expenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

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SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%

•	Annual Administrative Expense Charge: 0.10%

•	Current Return of Premium death benefit fee: 0.20%

•	Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).

•	Fees and expenses paid by the Portfolios which ranged from 0.11% to 0.39% in the fiscal year ended December 31, 2018

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table).

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.010%. Accordingly, an aggregate annual charge of 0.190% will be assessed.

A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in any subsequent year the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

GLWB Rider

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated investments in proportion to the amount of Accumulated Value in each designated investment.

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Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Tax Information

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations. The discussion does not touch upon applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt distributions under a Contract. It is not tax advice. You may want to consult with a qualified tax advisor about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire.

TAXATION OF THE COMPANY

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by the Company with respect to the Separate Account, the Company may make a charge to that account. The Company may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS and DIVERSIFICATION STANDARDS.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax is due on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, or cost basis, and it generally includes all Premium Payments minus any amounts you have already received under the Contract

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that represented the return of invested money. (Special rules apply if any Premium Payments are made by a Section 1035 Exchange.) Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.) You may also be subject to current taxation if you make a gift of a Non-Qualified Contract without valuable consideration. In the case of a full surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, (ii) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders, or (iii) if distributed under an Annuity Payment Option, they are taxed in the same way as Annuity Payments.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Special rules must be used to determine the excludable portion. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% minimum withholding rate applies to the taxable portion of non-periodic payments unless you elect to not have withholding. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the Contract Owner reaches age 59 1/2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the Contract Owner which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the

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Contract Owner, or joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary; (5) under an immediate annuity contract (as defined in the Internal Revenue Code); (6) that can be traced to an investment in the Contract prior to August 14, 1982; or (7) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2 or (b) before the taxpayer reaches age 59 1/2. Certain exceptions to the modification rule may apply. Consult a tax advisor for more information regarding the application of these exceptions to your circumstances.

Distributions from Qualified Contracts are also subject to a 10% penalty tax. Many of the same exceptions to the early withdrawal or distribution apply to Qualified Contracts.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

Other exemptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions. You should consult with your personal tax advisor if you have any questions regarding the exceptions to the early withdrawal or distribution penalties.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Non-Qualified Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code). A Contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax advisor for more information on how this may impact your contract.

The Money Market Portfolio is a retail money market fund which is defined as prime or tax-exempt money market fund that has policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. This may impact a Contract Owners’ ability to invest in the Money Market Portfolio (See Regulatory Reform Affecting the Money Market Portfolio).

MULTIPLE-CONTRACTS RULE

All nonqualified deferred annuity contracts that are issued by us to the same owner (contract holder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple contracts from us during the same calendar year, you may wish to consult with your tax advisor regarding how aggregation will apply to your contracts.

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, the exchange of a Contract, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such transaction or designation should contact a tax advisor about the potential tax effects of such a transaction.

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DIFFERENT INDIVIDUAL OWNER AND ANNUITANT

If the owner and annuitant on the Contract are different individuals, there may be negative tax consequences to the Contract Owner and/or beneficiaries under the contract if the Annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax advisor if you are considering designating a different individual as the Annuitant on your contract to determine the potential tax ramifications of such a designation.

ANNUITY STARTING DATE

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your Contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax advisor for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax advisor about the tax consequences in such circumstances.

MEDICARE TAX

Distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. The Company is required to report distributions made from Non-Qualified Contracts as being potentially subject to this tax. While distributions from Qualified Contracts are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your Qualified Contract could cause your other investment income to be subject to the tax. Please consult a tax advisor for more information.

TAX-FREE EXCHANGES

We may issue the Non-Qualified Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g., as partial withdrawal, surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Non-Qualified Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Non-Qualified Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Non-Qualified Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account is required to diversify its investments in accordance with certain diversification standards. If the diversification requirements are not satisfied, a Non-Qualified Contract will not be treated as an annuity contract for federal income tax purposes. We intend to comply with the diversification regulations.

OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been clearly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

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REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how an owner’s interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Where the owner is not a natural person (for example, is a corporation), the death of the “primary annuitant” is treated as the death of the owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the contract.) In addition, where the owner is not a natural person, a change in the identity of the “primary annuitant” is also treated as the death of the owner for purposes of federal tax law.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other after-death distribution rules apply to Qualified Contracts under Section 401(a)(9) of the Internal Revenue Code.

SAME SEX RELATIONSHIPS

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this contact. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this contract. Therefore, exercise of the spousal continuation provisions of this contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax advisor for more information on this subject.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

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FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made pursuant to Section 401(a)(9) of the Internal Revenue Code. For the Qualified Contracts the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected need to be taken into account in calculating minimum required distributions. Consult a competent tax advisor before purchasing an optional living or death benefit.

Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether any death benefit provision in the Contract comports with IRA qualification requirements.

Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with law. Anyone desiring to purchase a Qualified Contract should consult a personal tax advisor.

For Contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your Contract are not entirely clear. The tax rules for qualified contracts may impact the value of the guaranteed lifetime withdrawal benefits. Additionally, certain actions may cause the owner to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax advisor before purchasing this contract as a qualified contract.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. You should consult a tax advisor with respect to legal or regulatory developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

You can make a withdrawal request in writing or by telephone. To make a telephone withdrawal, you may establish the telephone privilege by completing the appropriate section of the Application. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Vanguard Annuity & Insurance Services. Withdrawals are not currently permitted to be requested online.

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Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. (See the Minimum Balance Requirements section below for additional information). Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Automatic Transfer Form.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified on the Variable Annuity Automatic Transfer Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes you make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Premium Payment within three years, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain qualified contracts.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your telephone or written request except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide the Company with a telephone or written request not to have federal income taxes withheld when you request a full, partial, or systematic withdrawal federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

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Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death (See Abandoned or Unclaimed Property).

For contract owners who purchased the contract on or after October 19, 2011:

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any (See Adjusted Partial Withdrawal).

For contract owners who purchased the contract between October 30, 2010 and October 18, 2011:

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For contract owners who purchased the contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed;

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

•

the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

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If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A WORD ABOUT

Adjusted Partial Withdrawal

When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal.

The formula for the adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)	is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

Appendix B contains a more detailed description of the Adjusted Partial Withdrawal and provides examples of how it is calculated.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. For contracts with multiple beneficiaries, we will process the first beneficiary to provide us with due proof of their share of the death proceeds. We will not process any remaining beneficiary their share until we receive all Company forms in good order from that beneficiary. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.

If the Beneficiary is the surviving spouse, he or she may receive the Death Benefit; elect any available Annuity Payment Option; or continue the Contract at the Accumulated Value as the new Contract Owner and Annuitant and name a new Beneficiary.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

DEFINITION

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•   A certified death certificate showing the manner of death

•   A certified decree of a court of competent jurisdiction as to the finding of death

•   A written notarized statement by a medical doctor who attended the deceased

•   Any other proof satisfactory to the Company

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A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase. The Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•

If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first. If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner who is not the Annuitant does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. In certain instances an Owner’s Designated Beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under the distribution options described in this paragraph.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

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Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

•

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method a set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation §1.401(a)(9)-9, A-1.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Additional Features

GLWB Rider

You may elect the following optional rider under the Contract that offers a guaranteed lifetime withdrawal benefit. This rider is available during the accumulation phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated investments. The tax rules for qualified contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a qualified Contract. Please Note: This Rider may not be issued or added to Inherited IRA (sometime also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a “stretch” withdrawal option. You can elect to add this rider after your Contract has been issued (the spouse may elect the rider upon spousal continuation of the Contract). Your rider will take effect on the Contract’s next “quarterversary”. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.

GLWB Rider—Base Benefit

Under this rider, you can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the annuitant and the annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the contract before the owner reaches age 59 1/2.

Please note:

•

You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if you do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated investments.) The Company will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

This rider has been designed for you to take withdrawals from the designated investments each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals from the designated investments in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.

•

The longer you wait to start making withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be (within limits) and the more opportunities you will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

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•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•

Only Accumulated Value allocated to a limited number of specified funds (see Designated Investments) will be covered by this rider. You should determine whether these limitations are suited for your financial needs and risk tolerance.

•

Cumulative withdrawals from the designated investments in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.

•	An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.

•	Transfers (exchanges) from designated investments to non-designated investments are considered withdrawals under the rider.

•

Upon the death of the annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the owner if the owner is not an annuitant.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Accumulated Value;

•	reduce your death benefit and other benefits;

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. You can withdraw from the designated investments up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See Total Withdrawal Base Adjustments.

The maximum annual withdrawal amount is zero if the annuitant (or youngest annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest annuitant’s 59th birthday. If the youngest annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage (see below).

For qualified contracts: The maximum annual withdrawal amount is equal to the greater of:

(1)	the maximum annual withdrawal amount described above; or

(2)

after the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated investments using the annuitant’s age. The required minimum distribution may be used only if all of the following are true:

•	the Contract to which the rider is attached is a tax-qualified contract for which IRS required minimum distributions are required,

•	the required minimum distributions do not start before the annuitant’s attained age 70 1⁄2,

•	the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

•

the required minimum distributions are based on the age of the living annuitant (or the annuitant’s spouse, if the joint life option is elected and the annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased,

•	the required minimum distributions are based only on the contract to which this rider is attached, and

•	the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if your required minimum distribution is calculated differently. Please consult with your tax advisor before electing this rider for a qualified contract. Such additional withdrawal amount will be considered an excess withdrawal (as described under “Total Withdrawal Base Adjustments”).

Once your Accumulated Value in the designated investments reaches zero, you will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated investments will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated

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Value of your designated investments reaches zero (i.e., benefit payments), you must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.

Please note:

•

If the rider is added before the youngest annuitant’s 59th birthday, then you will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest annuitant’s 59th birthday.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the full maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

Withdrawal Percentage for contract owners who purchased the GLWB Rider on or after May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%

Withdrawal Percentage for contract owners who purchased the GLWB Rider prior to May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%

Please note:

Once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee. The total withdrawal base on the rider date is the Accumulated Value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments allocated to (and transfers from non-designated investments into) designated investments (up to a maximum of $2.5 million in total premium payments and transfers into designated investments), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:

•	the current total withdrawal base; or

•	the accumulated value in the designated investments on the rider anniversary.

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Please note:

•

The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Accumulated Value.

•

Because the total withdrawal base is generally equal to the Accumulated Value in the designated investments on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Accumulated Value in the designated investments decreases before you elect the rider.

Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated investments in any rider year will not reduce the total withdrawal base. Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated investments in any rider year, and transfers from a designated investment to a non-designated investment, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated investments), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C—Vanguard GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated investments is less than the total withdrawal base.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 into the designated investments when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, no step-ups occurred, but that after ten years your Accumulated Value in the designated investments has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated investments up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the maximum annual withdrawal amount from the designated investments in any one year and your total withdrawal base doesn’t increase in the future).

Of course, you can always withdraw, at your discretion, an amount up to your Accumulated Value pursuant to your rights under the contract.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal will reduce your total withdrawal base and, consequently, reduce your future maximum annual withdrawal amount from $5,000 to $4,882.35.

See Appendix C—GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investments. The rider benefit applies ONLY to Accumulated Value in the following designated investments:

•	the Conservative Allocation Portfolio

•	the Moderate Allocation Portfolio

•	the Balanced Portfolio

Please note:

•

You may transfer (exchange) amounts among the designated and non-designated investments (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated investments are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated investments.

•

A designated investment may be un-designated at any time. If a designated investment is un-designated, then a Contract owner will be given the option to reallocate the value in the un-designated investment to a designated investment. Any amount not so reallocated will be treated as a withdrawal under this rider.

•

The rider benefit only applies to the Accumulated Value in the designated investments. The designated investments are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.

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GLWB Rider–Joint Life Option

If you elect this rider, you can also elect to continue the benefits of the rider until the later of the death of the annuitant or the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the annuitant or, if the annuitant’s spouse continues the contract, the annuitant’s spouse.

Please note that under this option:

•	The annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint annuitant.

•

In the case of spousal joint owners, upon the death of the first annuitant, the surviving spouse may elect to continue the contract and rider. The rider continues until the death of the surviving spouse.

•

If, at the time of the annuitant’s death, the spouse cannot continue to keep the contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse.

GLWB Rider Fee

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base for contract owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated investment in proportion to the amount of Accumulated Value in each designated investment and do not impact your maximum annual withdrawal amount.

The rider fee percentage applicable to your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated investments and the rider fee percentage has changed since your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers) will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated investments.

The adjusted (or “blended”) rider fee percentage will equal the sum of A and B, with the result divided by C, where:

A = the current total withdrawal base before the premium addition multiplied by your rider’s rider fee percentage;

B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and

C = the total withdrawal base after adding the additional premium.

Example. Assume that you elect the joint life option under the rider and you make an initial premium payment of $100,000 on July 1. The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) you make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D—GLWB Rider—Blended Rider Fee.

Please Note:

Because the rider fee is a percentage of your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of your Accumulated Value in the designated investments if your total withdrawal base is higher than your Accumulated Value in the designated investments.

GLWB Rider Issue Requirements

The Company will issue the GLWB Rider if:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is the joint annuitant, and has not attained age 91 (or younger if required by state law).

•

prior company approval is required prior to issuance of the GLWB Rider, if, upon election, the accumulated value in the GLWB designated portfolios is greater than $2.5M, or an exchange is requested that would increase the value in the Designated Portfolios to greater than $2.5M.

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Termination

The GLWB Rider will terminate upon the earliest of the following:

•

the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Vanguard Annuity and Insurance Services receives written notice from you requesting termination of the GLWB Rider;

•	the death of the annuitant (or the death of the annuitant’s spouse, if the joint life option was elected and that spouse continued the contract as the surviving spouse);

•	the death of the owner if the owner is not an annuitant;

•	a change to an annuitant (other than death); or

•	termination of your Contract.

Please note:

•

You must begin to receive guaranteed lifetime withdrawal benefit payments from your designated investments no later than the latest Income Date. If you do not elect to receive guaranteed lifetime withdrawal benefit payments from your designated investments before the latest Income Date, we will begin making monthly payments to you, based on your maximum annual withdrawal amount.

•	If this rider is terminated at your request, then you can elect any available guaranteed lifetime withdrawal benefit rider one year following that termination date.

The GLWB Rider may vary for certain contracts, may not be available for all contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Other Information

Transamerica Financial Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Accumulated Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Accumulated Value that is allocated to the Subaccounts of the Separate Account. Your Accumulated Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Accumulated value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Accumulated Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

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State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Contract owners, are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratinings.com).

TFLIC Separate Account B

The Separate Account was established by First Providian Life & Health Insurance Company (“First Providian”), a former affiliate of the Company, as a separate account under the laws of the state of New York on November 2, 1987. On October 1, 1998, First Providian, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract. Although the features of the Individual Contract and those of the Group Contract are identical in most respects, certain differences are noted in this prospectus.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

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Free Look Periods

There are two different Free Look Periods depending on whether the Contract is a replacement or not.

Free Look Period for Non-Replacement Contracts. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

Free Look Period for Replacement Contracts. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

If the amount returned is based on Premium Payments, the Contract Owner will also receive the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date.

If the amount returned is based on the Accumulated Value, the Contract Owner will also receive the amount of any prorated Annual Contract Maintenance Fee and the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date. (The prorated Annual Contract Maintenance Fee is already included when calculating the amount returned based on Premium Payments.)

Withdrawals are currently permitted during the Free Look Period.

Reinstatements

The Company occasionally receives requests to reinstate a Contract whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax advisor concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Administrative Services

Administrative services are provided by Vanguard, Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard approximately $803,615 in 2018 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance contracts, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

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Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant. In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state and federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When we makes an offer, we may vary the offer amount, up or down, among the same group of Contract owners based on certain criteria such as cash value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract owners in the same group.

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If you accept an offer that requires to terminate a guaranteed benefit and you retain your Contract, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

We will notify you of the terms of any such offer.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account or on our ability to meet our obligations under the policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

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A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process and transmit confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our subsidiaries may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks Although to our knowledge these events have thus far not been material in nature, our management believes that significant investment will be required to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or privacy risks.

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We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

The Transamerica Chief Information Security Officer oversees the company’s information security program, and provides reporting up to company management and, directly or indirectly, to the Board of Directors, as well as Aegon’s Global Chief Information Security Officer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, certain of our businesses are subject to laws and regulations enacted by U.S. federal and state governments, the E.U. or other non-U.S. jurisdictions and/or enacted by various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Aegon subsidiaries, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Aegon subsidiaries operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering potential enhanced information security risk management and privacy rules and regulations. A number of Transamerica’s companies are also subject to contractual restrictions with respect to the information of our clients and business partners. A number of our systems, employees and business partners have access to, and routinely process, the personal information of consumers. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized cyber intrusion or cybersecurity attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyse personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and security obligations have been imposed by various governments with jurisdiction over Aegon or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

42

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

The Contract

Contract

Computation of Variable Annuity

Income Payments

Exchanges

Joint Annuitant

General Matters

Non-Participating

Misstatement of Age or Sex

Assignment

Annuity Data

Annual Report

Incontestability

Ownership

Distribution of the Contract

Performance Information

Subaccount Inception Dates

Portfolio Inception Dates

Money Market Subaccount Yields

30-Day Yield for Non-Money

Market Subaccounts

Standardized Average Annual

Total Return

Additional Performance

Measures

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

Safekeeping of Account

Assets

Conflicts of Interest with

Other Separate Accounts

State Regulation of the

Company

Records and Reports

Independent Registered

Public Accounting Firm

Other Information

Financial Statements

43

Appendix A

CONDENSED FINANCIAL INFORMATION

The information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by Transamerica Financial Life Insurance Company; the group variable annuity contract offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B, formerly AUSA Life Insurance Company, Inc. Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale. The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2018		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Balanced Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	104.328 91.206 82.397 82.562 75.386 63.068 56.195 54.350 49.101 40.070	$ $ $ $ $ $ $ $ $ $	100.489 104.328 91.206 82.397 82.562 75.386 63.068 56.195 54.350 49.101	1,382 1,385 1,414 1,432 1,432 1,446 1,348 1,268 1,306 1,316
Capital Growth Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	56.518 43.997 39.808 38.904 32.947 23.862 20.725 20.982 18.610 13.898	$ $ $ $ $ $ $ $ $ $	55.697 56.518 43.997 39.808 38.904 32.947 23.862 20.725 20.982 18.610	1,043 1,037 1,002 987 972 846 633 718 743 744
Conservative Allocation Portfolio	2018 2017 2016 2015 2014 2013 2012 2011	$ $ $ $ $ $ $	30.120 27.242 25.771 25.795 24.198 22.252 20.428	$ $ $ $ $ $ $ $	29.140 30.120 27.242 25.771 25.795 24.198 22.252 20.428	872 759 746 684 619 417 245 29
Diversified Value Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	35.645 31.592 28.047 28.837 26.333 20.411 17.572 16.959 15.557 12.293	$ $ $ $ $ $ $ $ $ $	32.305 35.645 31.592 28.047 28.837 26.333 20.411 17.572 16.959 15.557	709 768 816 879 923 933 907 961 1,073 1,124

44

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2018		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Equity Income Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	95.738 81.198 70.770 70.378 63.358 48.863 43.216 39.309 34.368 25.519	$ $ $ $ $ $ $ $ $ $	89.776 95.738 81.198 70.770 70.378 63.358 48.863 43.216 39.309 34.368	598 648 705 672 708 745 684 705 681 677
Equity Index Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	108.716 89.621 80.387 79.614 70.347 53.377 46.207 45.465 39.681 31.475	$ $ $ $ $ $ $ $ $ $	103.527 108.716 89.621 80.387 79.614 70.347 53.377 46.207 45.465 39.681	1,118 1,094 1,128 1,144 1,147 1,199 1,192 1,237 1,283 1,311
Global Bond Index Portfolio*	2018 2017		$19.951	$ $	20.050 19.951	578 142
Growth Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	54.757 41.947 42.529 39.502 34.818 25.812 21.860 22.109 19.831 14.728	$ $ $ $ $ $ $ $ $ $	54.713 54.757 41.947 42.529 39.502 34.818 25.812 21.860 22.109 19.831	753 670 676 732 654 711 761 767 795 866
High Yield Bond Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	34.195 32.049 28.865 29.413 28.255 27.158 23.831 22.352 19.997 14.445	$ $ $ $ $ $ $ $ $ $	33.168 34.195 32.049 28.865 29.413 28.255 27.158 23.831 22.352 19.997	915 1,030 965 992 1,040 990 1,095 905 977 802
International Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	53.046 37.287 36.707 37.099 39.607 32.228 26.905 31.209 27.049 19.000	$ $ $ $ $ $ $ $ $ $	46.226 53.046 37.287 36.707 37.099 39.607 32.228 26.905 31.209 27.049	1,555 1,603 1,524 1,617 1,567 1,585 1,557 1,580 1,664 1,860

45

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2018		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Mid-Cap Index Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	60.840 51.240 46.248 47.059 41.549 30.884 26.745 27.382 21.905 15.651	$ $ $ $ $ $ $ $ $ $	55.010 60.840 51.240 46.248 47.059 41.549 30.884 26.745 27.382 21.905	834 850 881 936 968 963 943 1,037 1,221 1,109
Moderate Allocation Portfolio	2018 2017 2016 2015 2014 2013 2012 2011	$ $ $ $ $ $ $	34.111 29.799 27.789 27.916 26.160 22.812 20.458	$ $ $ $ $ $ $ $	32.337 34.111 29.799 27.789 27.916 26.160 22.812 20.458	916 966 933 869 695 528 261 65
Money Market Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	1.914 1.900 1.897 1.900 1.903 1.907 1.910 1.912 1.913 1.907	$ $ $ $ $ $ $ $ $ $	1.946 1.914 1.900 1.897 1.900 1.903 1.907 1.910 1.912 1.913	41,707 32,695 28,663 30,467 27,739 29,762 29,771 30,406 31,927 36,414
Real Estate Index Portfolio*	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	61.504 58.870 54.488 53.459 41.209 40.388 34.486 31.897 24.944 19.372	$ $ $ $ $ $ $ $ $ $	58.050 61.504 58.870 54.488 53.459 41.209 40.388 34.486 31.897 24.944	537 602 661 635 642 643 667 605 612 635
Short-Term Investment Grade Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	19.297 18.957 18.509 18.357 18.093 17.953 17.244 16.953 16.160 14.235	$ $ $ $ $ $ $ $ $ $	19.443 19.297 18.957 18.509 18.357 18.093 17.953 17.244 16.953 16.160	2,987 3,077 2,912 2,999 3,047 2,826 2,918 2,876 2,665 3,027

46

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2018		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Small Company Growth Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	88.975 72.274 63.064 65.038 63.098 43.183 37.776 37.379 28.447 20.470	$ $ $ $ $ $ $ $ $ $	82.283 88.975 72.274 63.064 65.038 63.098 43.183 37.776 37.379 28.447	745 760 781 771 790 868 855 925 984 981
Total Bond Market Index Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	38.846 37.647 36.846 36.831 34.884 35.807 34.523 32.164 30.290 28.676	$ $ $ $ $ $ $ $ $ $	38.687 38.846 37.647 36.846 36.831 34.884 35.807 34.523 32.164 30.290	2,408 2,513 2,374 2,236 2,224 2,108 2,422 2,365 2,262 2,218
Total International Stock Market Index Portfolio*	2018 2017		$21.130	$ $	17.990 21.130	567 237
Total Stock Market Index Portfolio	2018 2017 2016 2015 2014 2013 2012 2011 2010 2009	$ $ $ $ $ $ $ $ $ $	39.519 32.764 29.194 29.171 26.054 19.606 16.904 16.814 14.399 11.260	$ $ $ $ $ $ $ $ $ $	37.305 39.519 32.764 29.194 29.171 26.054 19.606 16.904 16.814 14.399	2,527 2,512 2,515 2,559 2,509 2,294 2,065 2,166 2,215 2,208

**

Date of commencement of operations for the Money Market Subaccount was December 1, 1992, for the Total Bond Market Index, Balanced, and Equity Index Subaccounts was December 16, 1992, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003, for the Conservative Allocation and Moderate Allocation Subaccounts was October 19, 2011, and for the Global Bond Index and Total International Stock Market Index Subaccounts was September 7, 2017.

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Appendix B

DEATH BENEFIT

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your guaranteed minimum death benefit and the accumulated value. The adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal;

(2)	is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

The following examples describe the effect of a partial surrender on the death benefit and the accumulated value.

Example 1 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$75,000
Current accumulated value before withdrawal	$50,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,494
Adjusted partial withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal) = $75,000 – 23,241	$51,759
New accumulated value (after withdrawal) = 50,000 – 15,494	$34,506

Summary:

•	Reduction in guaranteed minimum death benefit = $23,241

•	Reduction in accumulated value = $15,494

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced more than the accumulated value because the guaranteed minimum death benefit was greater than the accumulated value just prior to the withdrawal.

Example 2 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$50,000
Current accumulated value before withdrawal	$75,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,556
Adjusted partial withdrawal = 15,556 * 50,000 / 75,000	$10,370
New guaranteed minimum death benefit (after withdrawal) = $50,000 – 10,370	$39,630
New accumulated value (after withdrawal) = 75,000 – 15,556	$59,444

Summary:

•	Reduction in guaranteed minimum death benefit = $10,370

•	Reduction in accumulated value = $15,556

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced less than the accumulated value because the guaranteed minimum death benefit was less than the accumulated value just prior to the withdrawal.

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Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000

*

The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

49

Appendix C

GLWB RIDER—ADJUSTED PARTIAL WITHDRAWALS

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total Withdrawal Base (“TWB”)

2.	Maximum Annual Withdrawal Amount (“MAWA”)

Total Withdrawal Base. Gross partial withdrawals from the designated investments in a rider year up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals from the designated investments in a rider year in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

•	the excess withdrawal amount; and

•	a pro rata amount, the result of (A / B) * C, where:

A)	is the excess withdrawal amount (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the Accumulated Value in the designated investments after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Non-Excess Withdrawal):

Assumptions:

•	Total Withdrawal Base (“TWB”) = $100,000

•	Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5.5% of the then current $100,000 total withdrawal base)

•	Gross partial withdrawal (“GPWD”) = $5,500

•	Excess withdrawal (“EWD”) = None

•	Accumulated Value (“AV”) before GPWD = $100,000

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.

Result: In this example, because no portion of the withdrawal was in excess of $5,500, the total withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

•	TWB = $100,000

•	MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 total withdrawal base)

•	GPWD = $7,000

•	EWD = $1,500 ($7,000 - $5,500)

•	AV before GPWD = $90,000

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. Had the withdrawal for this example not been more than $5,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,500. However, because an excess withdrawal has been taken, the total withdrawal base is also reduced (this is the amount the 5.5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or a pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments

2.	($1,500 / ($90,000 - $5,500)) * $100,000 = $1,775.15

50

Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?

$1,775.15 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000—$1,775.15 = $98,224.85

Result. The new total withdrawal base is $98,224.85

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new maximum annual withdrawal amount?

$98,224.85 (the adjusted total withdrawal base) * 5.5% = $5,402.37

Result. Going forward, the maximum you can take out from the designated investments in a year without causing an excess withdrawal and further reduction of the total withdrawal base is $5,402.37 (assuming there are no future automatic step-ups).

Example 3 (Required Minimum Distribution “RMD”):

•	TWB = $100,000

•	MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 total withdrawal base).

•	RMD for 2011 = $6,000 (calculated as set forth in the rider)

•	RMD for 2012 = $6,500 (calculated as set forth in the rider)

•	GPWD on February 1, 2012 = $6,500

•	EWD = $500

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount or the required minimum withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 - 6,000 = 500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example of how the new total withdrawal base and new maximum annual withdrawal amount are calculated.

51

Appendix D

GLWB RIDER—BLENDED RIDER FEE

Assumptions:

•	Policy Issue Date = 12/15/2012

•	Initial Premium = $100,000

•	Initial Premium allocated to designated funds = Total Withdrawal Base (TWB) = $50,000

•	GLWB Rider Fee at issue = 0.95%

•	Rider Fee Change 5/1/2013 = 1.20%

•	Premium Addition allocated to designated funds 2/1/2014 = $9,951.27

Result: In this example, your blended rider fee on 2/1/2014 is .99%. The calculation is [($50,000 x 0.95%) + ($9.951.27 x 1.20%)] divided by ($50,000 + $9,951.27).

Then, assume:

•	Fund transfer from a non-designated fund 8/1/2014 = $5,000

•	TWB before fund transfer = $59,951.27

Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).

Lastly, assume:

•	Rider Fee Change 5/1/2015 = 1.30%

•	Premium Addition allocated to designated funds 7/1/2015 = $5,000

•	TWB before Premium Addition = $64,951.27

Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) + ($5,000 x 1.30%)] divided by ($64,951.27+ $5,000).

52

TFLIC SEPARATE ACCOUNT B

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(A NEW YORK STOCK COMPANY)

440 MAMARONECK AVE.

HARRISON, NEW YORK 10528

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Transamerica Financial Life Insurance Company, (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2019 by calling (800)522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2019

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the date your Annuity Payment amount is calculated. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the date the Annuity Payment is calculated.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%; and

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.

The Annuity Tables contained in the AV 423 101 109 498 CRT Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

The Annuity Tables contained in the VVAPA U 1101 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010.

Exchanges

After the Annuity Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by written request, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. Each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must be the Annuitant’s spouse and must not have attained age 91 (or younger if required by state law). If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard approximately $803,615 in 2018 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners. The yield and total return performance information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc.; the group variable annuity contracts offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: December 1, 1992 for the Money Market Subaccount; December 16, 1992 for the Equity Index Subaccount, the Balanced Subaccount, and the Total Bond Market Index Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the Real Estate Index Subaccount; May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount October 19, 2011 for the Conservative Allocation Subaccount and the Moderate Allocation Subaccount, and September 7, 2017 for the Global Bond Index Subaccount and Total International Stock Market Index Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the Real Estate Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Portfolio Inception Dates

Where applicable, the following Portfolio inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Portfolio and Total Bond Market Index Portfolio; May 2, 1991 for the Money Market Portfolio; May 23, 1991 for the Balanced Portfolio; June 7, 1993 for the Equity Income Portfolio and the Growth Portfolio; June 3, 1994 for the International Portfolio; June 3, 1996 for the High Yield Bond Portfolio and Small Company Growth Portfolio; February 8, 1999 for the Diversified Value Portfolio and the Short-Term Investment-Grade Portfolio; February 9, 1999 for the Mid-Cap Index Portfolio and the Real Estate Index Portfolio; January 8, 2003 for the Total Stock Market Index Portfolio; December 3, 2002 for the Capital Growth Portfolio; October 19, 2011 for the Conservative Allocation Portfolio and the Moderate Allocation Portfolio, and September 7, 2017 for the Global Bond Index Portfolio and Total Stock Market Index Portfolio.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the Real Estate Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2018, was 2.19%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 -1]

c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2018, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Money Market Subaccount	2.19%
Short-Term Investment-Grade Subaccount	3.05%
Total Bond Market Index Subaccount	2.89%
Global Bond Index Subaccount	1.72%
High Yield Bond Subaccount	6.28%
Conservative Allocation Subaccount	2.19%
Moderate Allocation Subaccount	2.16%
Balanced Subaccount	2.77%
Equity Income Subaccount	2.83%
Diversified Value Subaccount	2.81%
Total Stock Market Index Subaccount	1.55%
Equity Index Subaccount	1.82%
Mid-Cap Index Subaccount	1.41%
Growth Subaccount	0.30%
Capital Growth Subaccount	1.24%
Small Company Growth Subaccount	0.34%
International Subaccount	—
Total International Stock Market Index Subaccount
Real Estate Index Subaccount	*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. The Company may assume the Contract was in existence prior to its inception date in November 1992 (which it was not). After the Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Contract was in existence prior to its inception date in November 1992 (which it was not). After the Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

STATE REGULATION OF THE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine if the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the TFLIC Separate Account B as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years ended December 31, 2018 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2018, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

F I N A N C I A L  S T A T E M E N T S  –  S T A T U T O R Y  B A S I S

A N D  S U P P L E M E N T A R Y  I N F O R M A T I O N

Transamerica Financial Life Insurance Company

Years Ended December 31, 2018, 2017 and 2016

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2018, 2017, and 2016

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory balance sheets of Transamerica Financial Life Insurance Company (the “Company”) as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017 and the results of its operations and its cash flows for the years ended December 31, 2018, 2017, and 2016, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2018 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2018, 2017, and 2016 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2019

2

Transamerica Financial Life Insurance Company

Balance Sheets - Statutory Basis

(Dollars in Thousands)

	December 31
	2018	2017

Admitted assets
Cash, cash equivalents and short-term investments	$330,590	$534,488
Bonds	5,648,863	5,939,413
Preferred stocks	4,552	4,552
Common stocks	5,046	2,889
Mortgage loans on real estate	1,480,920	1,348,257
Real estate	-	3,604
Policy loans	130,605	125,868
Securities lending reinvested collateral assets	308,971	418,193
Derivatives	106,371	84,250
Other invested assets	253,098	267,210

Total cash and invested assets	8,269,016	8,728,724

Accrued investment income	74,495	77,783
Premiums deferred and uncollected	10,995	12,391
Net deferred income tax asset	27,355	29,700
Other assets	28,841	39,606
Separate account assets	21,069,870	25,304,275

Total admitted assets	$29,480,572	$34,192,479

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,639,574	$6,767,562
Policy and contract claim reserves	41,237	40,142
Liability for deposit-type contracts	29,504	29,590
Transfers from separate accounts due or accrued	(181,916)	(201,353)
Asset valuation reserve	120,543	120,381
Interest maintenance reserve	23,034	49,953
Derivatives	64,073	64,472
Payable for collateral under securities loaned and other transactions	370,115	466,029
Borrowed money	-	204,899
Current federal income tax payable	-	15,118
Other liabilities	214,030	281,027
Separate account liabilities	21,069,868	25,304,273

Total liabilities	28,390,062	33,142,093

Total capital and surplus	1,090,510	1,050,386

Total liabilities and capital and surplus	$29,480,572	$34,192,479

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Revenues
Premiums and annuity considerations	$5,753,819	$5,158,586	$5,775,260
Net investment income	350,635	371,734	408,329
Fee revenue and other income	313,223	353,437	367,507

Total revenue	6,417,677	5,883,757	6,551,096

Benefits and expenses
Death benefits	69,827	69,232	73,456
Annuity benefits	107,592	108,660	121,979
Accident and health benefits	61,299	67,199	58,684
Surrender benefits	8,728,023	5,956,797	5,651,094
Other benefits	8,613	8,243	10,097
Net increase (decrease) in reserves	(127,988)	(371,102)	93,344
Commissions	146,319	150,601	164,667
Net transfers to (from) separate accounts	(2,925,304)	(452,272)	(79,281)
General insurance expenses and other	107,491	89,830	154,113

Total benefits and expenses	6,175,872	5,627,188	6,248,153

Gain (loss) from operations before federal income taxes	241,805	256,569	302,943
Federal income tax (benefit) expense	9,990	26,972	42,388

Net gain (loss) from operations	231,815	229,597	260,554
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(31,376)	(70,939)	(35,577)

Net income (loss)	$200,439	$158,658	$224,977

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2016	$2,143	$460	$150,000	$933,659	$8,653	$72,471	$1,167,386
Net income (loss)	-	-	-	-	856	224,121	224,977
Change in net unrealized capital gains (losses), net of taxes	-	-	-	-	-	(20,924)	(20,924)
Change in net deferred income tax asset	-	-	-	-	-	3,541	3,541
Change in nonadmitted assets	-	-	-	-	-	4,751	4,751
Change in asset valuation reserve	-	-	-	-	-	(7,126)	(7,126)
Change in surplus as a result of reinsurance	-	-	-	-	-	(61,046)	(61,046)
Change in surplus notes	-	-	(150,000)	-	-	-	(150,000)
Dividends to stockholders	-	-	-	-	-	(70,000)	(70,000)
Other changes - net	-	-	-	-	-	746	746

Balance at December 31, 2016	2,143	460	-	933,659	9,509	146,534	1,092,305
Net income (loss)	-	-	-	-	1,717	156,941	158,658
Change in net unrealized capital gains (losses), net of taxes	-	-	-	-	-	44,050	44,050
Change in net deferred income tax asset	-	-	-	-	-	(32,885)	(32,885)
Change in nonadmitted assets	-	-	-	-	-	13,385	13,385
Change in asset valuation reserve	-	-	-	-	-	4,317	4,317
Change in surplus as a result of reinsurance	-	-	-	-	-	(71,196)	(71,196)
Dividends to stockholders	-	-	-	-	-	(160,000)	(160,000)
Other changes - net	-	-	-	1,784	(40)	8	1,752

Balance at December 31, 2017	$2,143	$460	$-	$935,443	$11,186	$101,154	$1,050,386

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2017	$2,143	$460	$-	$935,443	$11,186	$101,154	$1,050,386
Net income (loss)	-	-	-	-	(479)	200,918	200,439
Change in net unrealized capital gains/losses, net of tax	-	-	-	-	-	13,389	13,389
Change in net deferred income tax asset	-	-	-	-	-	(3,459)	(3,459)
Change in nonadmitted assets	-	-	-	-	-	7,341	7,341
Change in asset valuation reserve	-	-	-	-	-	(161)	(161)
Change in surplus as a result of reinsurance	-	-	-	-	-	(20,172)	(20,172)
Return of capital	-	-	-	(56,381)	-	-	(56,381)
Dividends to stockholders	-	-	-	-	-	(103,410)	(103,410)
Other changes - net	-	(460)	-	272	74	2,652	2,538

Balance at December 31, 2018	$2,143	$-	$-	$879,334	$10,781	$198,252	$1,090,510

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016

Operating activities
Premiums and annuity considerations	$5,755,088	$5,492,906	$5,778,926
Net investment income	359,398	376,164	400,563
Other income	296,360	305,144	304,792
Benefit and loss related payments	(8,962,274)	(6,221,578)	(5,921,651)
Net transfers from separate accounts	2,944,723	614,907	(89,156)
Commissions and operating expenses	(261,138)	(271,415)	(315,012)
Federal income taxes (paid) received	(23,519)	13,923	(72,571)

Net cash provided by operating activities	108,638	310,051	85,891

Investing activities
Proceeds from investments sold, matured or repaid	1,564,464	1,450,534	2,137,288
Costs of investments acquired	(1,368,882)	(1,642,388)	(1,969,870)
Net change in policy loans	(4,738)	(3,842)	(2,501)

Net cash provided by (used in) investing activities	190,844	(195,696)	164,917

Financing and miscellaneous activities
Capital and paid in surplus (returned) received	(56,569)	1,784	-
Net deposits (withdrawals) on deposit-type contracts	(4,826)	(4,319)	(8,341)
Net change in borrowed money	(204,340)	184,385	(11,475)
Net change in surplus notes	-	-	(150,000)
Net change in payable for collateral under securities lending and other transactions	(95,951)	115,782	(112,378)
Other cash (applied) provided	(38,284)	(138,414)	202,601
Dividends to stockholders	(103,410)	(160,000)	(70,000)

Net cash used in financing and miscellaneous activities	(503,380)	(782)	(149,593)

Net increase (decrease) in cash, cash equivalents and short-term investments	(203,898)	113,573	101,215

Cash, cash equivalents and short-term investments:
Beginning of year	534,488	420,915	319,700

End of year	$330,590	$534,488	$420,915

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2018	2017	2016

Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$-	379,177	-

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December  31, 2018

1. Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) (87.9% of shares) and minority owned by Transamerica Life Insurance Company (TLIC) (12.1% of shares). Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands. Prior to December 31, 2015, the Company was majority owned by Aegon USA, LLC (Aegon). On December 31, 2015, Aegon merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

Nature of Business

The Company sells fixed and variable life and annuity products, group life coverages, life insurance, index universal life, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Real estate that the Company classifies as investment properties is measured at lower of carrying amount or fair value less cost to sell. Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by a NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps, forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs, accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance and reinsurance accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, commissions payable, and accrued expenses.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Money market mutual funds and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective December 31, 2018, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets. Revisions incorporated accounting guidance for structured settlement income streams acquired by insurers as investments. Periodic-certain structured settlements acquired in accordance with all state and federal laws are to be reported as admitted assets. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective January 1, 2018, the NAIC adopted revisions to SSAP No. 100, Fair Value, which allow net asset value (NAV) per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. These revisions are considered substantive changes as the use of NAV is a new concept being reflected within SSAP No. 100R. The revisions adopt ASU 2009-12: Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent) and ASU 2015-07: Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or Its Equivalent). The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company has not elected to use NAV as an expedient.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Prior Period Correction

During 2018, management identified and corrected errors in the calculation of Related Party balances received and paid. Amounts received from related parties for 2017 and 2016 were understated by $8,223 and $229, respectively. Amounts paid to related parties for 2017 and 2016 were understated by $21,730 and $20,707, respectively. This is reflected in the Related Party disclosure in Note 13. The error did not affect any other footnotes or the financial statements.

Change in Accounting Principles

The Company has certain liabilities associated with financial instruments activity including securities lending collateral payable, derivative cash collateral payable, and dollar repurchase agreements. During 2018, Management determined that including these liabilities as part of Note 4 provides the user improved clarity, information, and usefulness. This change is noted as a change in accounting principle and was implemented on a prospective basis beginning in 2018.

Reclassifications

The Company reclassified certain balances within the statutory basis financial statement presentation on the balance sheets, statements of operations and statements of cash flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods as a result of reclassifications.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in investment contract liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2018 and 2017, respectively:

	December 31, 2018

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$224,732	$224,732	$203,002	$21,730	$–	$–
Short-term notes receivable from affiliates	50,000	50,000	–	50,000	–	–
Bonds	5,711,928	5,648,863	543,674	5,057,778	110,476	–
Preferred stocks, other than affiliates	4,291	4,552	–	4,291	–	–
Common stocks, other than affiliates	1,115	1,115	–	–	1,115	–
Mortgage loans on real estate	1,475,938	1,480,920	–	–	1,475,938	–
Other invested assets	21,679	19,230	–	21,580	99	–
Derivative assets:
Interest rate swaps	79,466	79,466	–	79,466	–	–
Currency swaps	4,009	3,425	–	4,009	–	–
Credit default swaps	6,361	5,174	–	6,361	–	–
Equity swaps	15,770	15,770	–	15,770	–	–
Interest rate futures	2,368	2,368	2,368	–	–	–
Equity futures	168	168	168	–	–	–
Derivative assets total	108,142	106,371	2,536	105,606	–	–
Policy loans	130,605	130,605	–	130,605	–	–
Securities lending reinvested collateral	283,720	283,721	–	283,720	–	–
Separate account assets	21,012,397	21,063,892	17,984,612	3,027,785	–	–

Liabilities
Investment contract liabilities	4,752,848	4,701,794	–	3,494	4,749,354	–
Derivative liabilities:
Interest rate swaps	49,615	58,897	–	49,615	–	–
Currency swaps	2,391	1,545	–	2,391	–	–
Credit default swaps	(340)	2,622	–	(340)	–	–
Equity swaps	410	410	–	410	–	–
Interest rate futures	141	141	141	–	–	–
Equity futures	458	458	458	–	–	–
Derivative liabilities total	52,675	64,073	599	52,076	–	–
Dollar repurchase agreements	–	–	–	–	–	–
Payable for securities lending	308,971	308,971	–	308,971	–	–
Payable for derivative cash collateral	61,144	61,144	–	61,144	–	–
Separate account annuity liabilities	20,647,404	20,651,888	–	18,109,336	2,538,068	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			December 31, 2017

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$374,453	$374,460	$209,113	$165,340	$–	$–
Short-term notes receivable from affiliates	124,300	124,300	–	124,300	–	–
Bonds	6,346,925	5,939,413	576,950	5,655,986	113,989	–
Preferred stocks, other than affiliates	4,394	4,552	–	4,394	–	–
Mortgage loans on real estate	1,363,072	1,348,257	–	–	1,363,072	–
Other invested assets	23,302	19,441	–	23,107	195	–
Derivative assets:
Interest rate swaps	77,435	77,435	–	74,387	3,048	–
Currency swaps	632	902	–	632	–	–
Credit default swaps	9,101	5,548	–	9,101	–	–
Equity swaps	365	365	–	365	–	–
Derivative assets total	87,533	84,250	–	84,485	3,048	–
Policy loans	125,868	125,868	–	125,868	–	–
Securities lending reinvested collateral	418,186	418,193	–	418,186	–	–
Separate account assets	25,261,899	25,275,703	19,974,909	5,286,990	–	–

Liabilities
Investment contract liabilities	4,996,596	4,923,323	–	3,454	4,993,142	–
Derivative liabilities:
Interest rate swaps	44,303	45,781	–	42,619	1,684	–
Currency swaps	5,785	4,188	–	5,785	–	–
Credit default swaps	(3,130)	4,707	–	(3,130)	–	–
Equity swaps	9,795	9,795	–	9,795	–	–
Derivative liabilities total	56,753	64,472	–	55,069	1,684	–
Separate account annuity liabilities	24,819,429	24,821,405	–	20,056,852	4,762,577	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2018 and 2017:

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$3,886	$1,060	$–	$4,946

Total bonds	–	3,886	1,060	–	4,946

Common stock
Industrial and miscellaneous	–	–	1,115	–	1,115

Total common stock	–	–	1,115	–	1,115

Cash equivalents and short-term
Mutual funds	203,002	–	–	–	203,002

Total short-term investments	203,002	–	–	–	203,002

Securities lending reinvested collateral	–	–	–	–	–
Derivative assets	2,536	95,237	–	–	97,773
Separate account assets	17,984,612	448,016	–	–	18,432,628

Total assets	$18,190,150	$547,139	$ 2,175	$–	$18,739,464

Liabilities:
Derivative liabilities	$599	$48,476	$–	$–	$49,075

Total liabilities	$599	$48,476	$–	$–	$49,075

	2017
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$991	$1,302	$–	$2,293

Total bonds	–	991	1,302	–	2,293

Short-term investments
Industrial and miscellaneous	209,113	–	–	–	209,113

Total short-term investments	209,113	–	–	–	209,113

Securities lending reinvested collateral	–	395,069	–	–	395,069
Derivative assets	–	74,752	3,048	–	77,800
Separate account assets	19,974,909	506,486	–	–	20,481,395

Total assets	$20,184,022	$977,298	$4,350	$–	$21,165,670

Liabilities:
Derivative liabilities	$–	$46,236	$1,684	$–	$47,920

Total liabilities	$–	$46,236	$1,684	$–	$47,920

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 asset and liabilities. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2018 and 2017.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Bonds classified as Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Common stocks classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Cash equivalents and short-term investments classified as Level 1 are primarily money market mutual funds and are measured at fair value. For those securities with a pricing source of ‘amortized cost’; amortized cost is a proxy for fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 1 represent exchange-traded interest rate or equity futures contracts valued using quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services. Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2018 and 2017:

	Beginning Balance at January 1, 2018	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1,302	$1,885	$1,891	$6	$(47)
Common stock	–	–	–	–	–
Derivatives	1,364	–	–	(20,149)	(1,364)

Total	$2,666	$1,885	$1,891	$(20,143)	$(1,411)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2018

Bonds
Other	$–	$–	$–	$195	$1,060
Common stock	1,115	–	–	–	1,115
Derivatives	–	–	(2,004)	(18,145)	–

Total	$1,115	$–	$(2,004)	$(17,950)	$2,175

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Beginning Balance at January 1, 2017	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1,344	$1,448	$1,344	$–	$(98)
Derivatives	(42,341)	–	–	(22,627)	43,705

Total	$(40,997)	$1,448	$1,344	$(22,627)	$43,607

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2017

Bonds
Other	$–	$–	$–	$48	$1,302
Derivatives	–	–	–	(22,627)	1,364

Total	$–	$–	$–	$(22,579)	$2,666

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As of December 31, 2018 and 2017, the Company held no property as held for sale.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2018
Bonds
United States Government and agencies	$468,344	$66,434	$5,251	$529,527
State, municipal and other government	107,295	7,308	2,112	112,491
Hybrid securities	78,621	1,197	10,624	69,194
Industrial and miscellaneous	3,985,382	97,188	121,758	3,960,812
Mortgage and other asset-backed securities	1,009,221	41,273	10,590	1,039,904

Total bonds	5,648,863	213,400	150,335	5,711,928
Unaffiliated preferred stocks	4,552	45	306	4,291

Total	$5,653,415	$213,445	$150,641	$5,716,219

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$1,115	$–	$–	$1,115

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2017
Bonds
United States Government and agencies	$466,491	$96,663	$911	$562,243
State, municipal and other government	139,860	13,900	78	153,682
Hybrid securities	92,113	3,833	2,373	93,573
Industrial and miscellaneous	4,043,406	268,830	26,339	4,285,897
Mortgage and other asset-backed securities	1,197,543	58,138	4,151	1,251,530

Total bonds	5,939,413	441,364	33,852	6,346,925
Unaffiliated preferred stocks	4,552	171	328	4,395

	$5,943,965	$441,535	$34,180	$6,351,320

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2018, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2018

December 31:	Carrying Value	Fair Value

Due in one year or less	$373,709	$376,081
Due after one year through five years	1,703,911	1,704,375
Due after five years through ten years	901,023	881,437
Due after ten years	1,660,999	1,710,131

	4,639,642	4,672,024
Mortgage and other asset-backed securities	1,009,221	1,039,904

Total	$5,648,863	$5,711,928

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2018 and 2017 is as follows:

	2018

	Equal to or Greater than
	12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$14,262	$1,143	$72,486	$4,108
State, municipal and other government	4,121	513	24,210	1,599
Hybrid securities	14,836	3,374	42,248	7,250
Industrial and miscellaneous	369,353	46,104	1,718,951	75,654
Mortgage and other asset-backed securities	140,189	4,803	291,096	5,787

Total bonds	542,761	55,937	2,148,991	94,398

Preferred stocks-unaffiliated	1,800	224	1,200	82

Total	$544,561	$56,161	$2,150,191	$94,480

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2017

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$22,698	$870	$2,751	$41
State, municipal and other government	121	3	20,297	74
Hybrid securities	34,062	2,373	–	–
Industrial and miscellaneous	315,518	18,010	241,316	8,329
Mortgage and other asset-backed securities	74,913	2,933	259,640	1,219

Total bonds	447,312	24,189	524,004	9,663

Preferred stocks-unaffiliated	2,978	328	–	–

	$450,290	$24,517	$524,004	$9,663

There were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2018 and 2017.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2018, 2017 and 2016 the Company recognized OTTI of $485, $57 and $895, respectively.

The following loan-backed and structured securities were held at December 31, 2018, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

14984WAA8	$3,481	$3,357	$124	$3,357	$3,060	3/31/2018
52522QAM4	7,058	6,965	93	6,965	6,848	3/31/2018
65536PAA8	117	115	2	115	88	3/31/2018
81744FFD4	83	52	31	52	13	3/31/2018
126380AA2	1,049	1,049	–	1,049	1,094	3/31/2018
65536PAA8	113	91	22	91	85	6/30/2018
81744FFD4	52	7	45	7	10	6/30/2018
81744FFD4	7	1	6	1	3	12/31/2018
22944BCX4	7,195	7,033	162	7,033	6,379	12/31/2018

			$485

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2018 and 2017 is as follows:

	2018		2017
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$4,803	$6,066	$2,932	$1,617
The aggregate related fair value of securities with unrealized losses	$140,189	295,276	74,913	267,521

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 138 and 99 securities with a carrying amount of $600,722 and $474,808 and an unrealized loss of $56,160 and $24,517 with an average price of 90.7 and 94.8 (fair value/amortized cost). Of this portfolio, 83.0% and 88.5% were investment grade with associated unrealized losses of $38,408 and $17,590, respectively.

At December 31, 2018 and 2017, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 643 and 129 securities with a carrying amount of $2,244,673 and $533,667 and an unrealized loss of $94,480 and $9,663 with an average price of 95.8 and 98.2 (fair value/amortized cost). Of this portfolio, 85.1% and 83.0% were investment grade with associated unrealized losses of $68,171 and $5,905, respectively.

At December 31, 2018 and 2017, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2018 and 2017, respectively, there were no common stocks that have been in a continuous loss position for less than twelve months.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following structured notes were held at December 31, 2018 and 2017:

December 31, 2018
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

912810QV3	$39,979	$41,096	$44,858	NO
912810RA8	49,933	58,000	56,000	NO
912810RL4	24,893	26,713	26,967	NO
912810RR1	1,925	1,778	2,011	NO
44965TAA5	1,462	1,194	1,464	NO
44965UAA2	750	714	752	NO

Total	$118,942	$129,495	$132,052

December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)

44965TAA5	$1,462	$1,497	$1,463	NO
44965UAA2	750	883	751	NO
912810QV3	39,979	44,535	43,742	NO
912810RA8	49,933	63,077	54,283	NO
912810RL4	24,893	29,246	26,213	NO
912810RR1	1,925	1,953	1,966	NO

Total	$118,942	$141,191	$128,418

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2018
Bond, amortized cost	3	$7,782	$8,181
Loan-backed and structured securities, amortized cost	1	2,398	2,398

Total	4	$10,180	$10,579

December 31, 2017
Bond, amortized cost	2	$7,504	$7,918

Total	2	$7,504	$7,918

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2018 and 2017, the Company sold, redeemed or otherwise disposed of 64 and 50 securities as a result of a callable feature which generated investment income of $4,910 and $7,266 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2018	2017	2016

Proceeds	$1,047,071	$1,397,425	$1,682,509

Gross realized gains	$2,342	$44,204	$26,490
Gross realized losses	(26,053)	(6,295)	(15,183)

Net realized capital gains (losses)	$(23,711)	$37,909	$11,307

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2018, 2017 and 2016 of $1,038, $2,840, and $8,093 respectively.

At December 31, 2018 and 2017, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2018, 2017 and 2016.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2018 and 2017 was as follows:

December 31, 2018
	Farm	Commercial	Total

AAA - AA	$–	$742,293	$742,293
A	10,000	675,425	685,425
BBB	–	49,256	49,256
BB	–	3,946	3,946

	$10,000	$1,470,920	$1,480,920

December 31, 2017
	Farm	Commercial	Total

AAA - AA	$–	$589,372	$589,372
A	10,457	645,129	655,586
BBB	–	99,316	99,316
BB	–	3,983	3,983

	$10,457	$1,337,800	$1,348,257

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2018 and 2017, respectively, the Company issued mortgage loans with a maximum interest rate of 5.54% and 5.92%, and a minimum interest rate of 4.02% and 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination or acquisitions was 74%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2017 at the time of origination was 77%. During 2018 and 2017, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2018 and 2017 the Company issued no farm mortgage loans.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2018 and 2017.

Commercial
		Farm	Insured	All Other	Total

December 31, 2018
Recorded Investment (All)
(a)	Current	$10,000	$–	$1,470,920	$1,480,920
(b)	30-59 Days Past Due	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$590,536	$600,536

Commercial
		Farm	Insured	All Other	Total

December 31, 2017
Recorded Investment (All)
(a)	Current	$10,457	$–	$1,337,800	$1,348,257
(b)	30-59 Days Past Due	–	–	–	–
(c)	60-89 Days Past Due	–	–	–	–
(d)	90-179 Days Past Due	–	–	–	–
(e)	180+ Days Past Due	–	–	–	–

Participant or Co-lender in Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$522,543	$532,543

The Company did not have any impaired loans at December 31, 2018 or 2017. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2018 or 2017. There were no mortgage loans subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2018 and 2017. During 2016, one mortgage loan in the amount of $3,600 was foreclosed and transferred to real estate. At December 31, 2018 and 2017, the Company held a mortgage loan loss reserve in the AVR of $14,587 and $13,028, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution

	December 31			December 31
	2018	2017		2018	2017

South Atlantic	26%	24%	Apartment	53%	53%
Pacific	24	24	Retail	16	14
Middle Atlantic	12	12	Industrial	14	14
Mountain	10	11	Office	10	12
W. South Central	8	8	Other	3	3
E. North Central	8	8	Medical	3	3
W. North Central	7	9	Agricultural	1	1
E. South Central	4	4
New England	1	–

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

An impairment loss of $2,426 was taken on a property during the third quarter of 2018 to write the book value down to the current fair value. This impairment loss was included in net realized capital gains (losses) within the summary of operations. There were no impairment losses in 2017 or 2016.

The Company subsequently disposed of the property during the fourth quarter of 2018, resulting in a realized losses of $1,205. No properties were disposed of during 2017 or 2016.

Other Invested Assets

During 2018 and 2017, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships. During 2016, the Company recognized an impairment of $10,869 related to a private equity fund because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Tax Credits

At December 31, 2018, the Company had ownership interest in ten LIHTC investments. The remaining years of unexpired tax credits ranged from six to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2019 to 2023 is $149,810. LIHTC tax credits recognized in 2018 was $16,993, and other LIHTC tax benefits recognized in 2018 was $5,163. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017, the Company had ownership interest in eleven LIHTC investments. The remaining years of unexpired tax credits ranged from seven to twelve and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from two to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2023 is $196,409. LIHTC tax credits recognized in 2017 was $8,851, and other LIHTC tax benefits recognized in 2017 was $6,172. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2018	2017

Fair value - positive	$110,369	$91,228
Fair value - negative	(54,903)	(60,447)

For the years ended December 31, 2018, 2017 and 2016, the Company recorded unrealized gains (losses) of $48,698, $29,880 and ($11,706), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2018, 2017 or 2016 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gains (losses) by derivative type for year-end December 31, is as follows:

	2018	2017	2016

Swaps:
Interest rate	$(25,855)	$(15,334)	$30,336
Credit	(1,240)	–	861
Total return	(6,871)	(70,474)	(26,807)

Total swaps	$(33,966)	$(85,808)	$4,390

Futures - net positions	(3,690)	13,675	(20,669)
Lehman settlements	47	104	108

Total realized gains (losses)	$(37,609)	$(72,029)	$(16,171)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	2018	2017	2016

Replicated assets	$577,649	$528,629	$644,760
Credit default	6,700	12,231	9,105

Capital gains (losses) to credit swap transactions (which are primary replication transactions), as of December 31, is as follows:

	2018	2017	2016

Capital gains (losses)	$(1,240)	$–	$861

As stated in Note 1, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2018 and 2017:

			2018

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$1,849	$121,465	2.5
Credit default swaps referencing indices		–	–	–

Subtotal		1,849	121,465	2.5

BBB	2
Single name credit default swaps (3)		4,555	272,440	2.9
Credit default swaps referencing indices		811	99,000	3.5

Subtotal		5,366	371,440	3.0

BB	3
Single name credit default swaps (3)		(28)	13,050	1.2
Credit default swaps referencing indices		–	–	–

Subtotal		(28)	13,050	1.2

B	4
Single name credit default swaps (3)		(487)	2,500	3.5
Credit default swaps referencing indices		–	–	–

Subtotal		(487)	2,500	3.5

CCC and lower	5
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

In or near default	6
Single name credit default swaps (3)		–	–	–
Credit default swaps referencing indices		–	–	–

Subtotal		–	–	–

Total		$6,700	$508,455	2.9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		2017

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$10,774	$365,315	3.3
Credit default swaps referencing indices		1,352	65,000	3.9

Subtotal		12,126	430,315	3.4

BBB	2
Single name credit default swaps (3)		104	7,000	2.6
Credit default swaps referencing indices		–	–

Subtotal		104	7,000	2.6

BB	3
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

B	4
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

CCC and lower	5
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

In or near default	6
Single name credit default swaps (3)		–	–
Credit default swaps referencing indices		–	–

Subtotal		–	–

Total		$12,230	$437,315	3.4

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 and 2017, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2018	2017	2018	2017

Derivative assets:
Credit default swaps	$271,000	$197,560	$6,361	$9,101
Currency swaps	46,958	10,508	4,009	632
Equity futures	–	1	168	–
Equity swaps	259,244	15,108	15,770	365
Interest rate futures	4	1	2,368	–
Interest rate swaps	1,735,499	1,954,250	79,466	77,435
Derivative liabilities:
Credit default swaps	237,455	239,755	(340)	(3,130)
Currency swaps	31,607	50,927	2,391	5,785
Equity futures	–	–	458	–
Equity swaps	4,229	395,063	410	9,795
Interest rate futures	–	–	141	–
Interest rate swaps	1,463,319	1,596,069	49,615	44,303

*	Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2018 and 2017, respectively:

	Gross Restricted (Admitted & Nonadmitted)
			2018

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$319,246	$–	$–	$–	$319,246
Subject to dollar repurchase agreements	–	–	–	–	–
FHLB capital stock	1,115	–	–	–	1,115
On deposit with states	2,910	–	–	–	2,910
Pledged as collateral not captured in other categories	59,054	–	–	–	59,054

Total Restricted Assets	$382,325	$–	$–	$–	$382,325

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2017)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$417,915	$(98,669)	$–	$319,246	1.08%	1.08%
Subject to dollar repurchase agreements	203,456	(203,456)	–	–	0.00%	0.00%
FHLB capital stock	–	1,115	–	1,115	0.00%	0.00%
On deposit with states	2,672	238	–	2,910	0.01%	0.01%
Pledged as collateral not captured in other categories	37,841	21,213	–	59,054	0.20%	0.20%

Total Restricted Assets	$661,884	$(279,559)	$–	$382,325	1.30%	1.30%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the pledged or restricted assets in other categories as of December 31, 2018 and 2017, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2018
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$59,054	$–	$–	$–	$59,054

Total	$59,054	$–	$–	$–	$59,054

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2017)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$37,841	$21,213	$–	20.00%	0.00%

Total	$37,841	$21,213	$–	20.00%	0.00%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2018 and 2017:

December 31, 2018
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$60,144	$60,143	0.71%	0.72%
Securities lending collateral assets	308,971	308,970	3.66	3.67
Other	1,000	1,000	0.01	0.01

Total	$370,115	$370,113	4.38%	4.40%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$370,115	5.06%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$252,176	$252,176	2.82%	2.84%
Securities lending collateral assets	418,193	418,186	4.68	4.71

Total	$670,369	$670,362	7.50%	7.55%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$670,928	8.56%

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2018	2017	2016

Income:
Bonds	$272,981	$289,465	$321,213
Preferred stocks	243	200	148
Mortgage loans on real estate	58,296	56,300	47,305
Policy loans	7,631	6,910	7,319
Cash, cash equivalents and short-term investments	5,267	4,581	2,412
Derivatives	23,075	22,232	21,572
Other invested assets	(5,079)	4,140	12,836

Gross investment income	362,414	383,828	412,805
Less: investment expenses	19,356	23,021	17,277

Net investment income before amortization of IMR	343,058	360,807	395,528
Amortization of IMR	7,577	10,927	12,802

Net investment income	$350,635	$371,734	$408,329

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2018	2017	2016

Bonds	$(24,749)	$35,069	$3,214
Common stocks	–	(63)	32
Mortgage loans on real estate	(54)	968	(698)
Real estate	(3,631)	–	–
Cash, cash equivalents and short-term investments	(18)	(12)	9
Derivatives	(37,656)	(72,133)	(16,280)
Other invested assets	8,386	6,744	(12,505)

Change in realized capital gains (losses), before taxes	(57,722)	(29,427)	(26,228)
Federal income tax effect	7,004	(13,315)	(2,833)
Transfer from (to) interest maintenance reserve	19,342	(28,197)	(6,516)

Net realized capital gains (losses) on investments	$(31,376)	$(70,939)	$(35,577)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2018	2017	2016

Bonds	$(3,714)	$7,788	$4,433
Common stocks	–	–	10
Affiliated entities	634	(182)	136
Cash equivalents and short-term investments	14	(11)	(9)
Derivatives	20,814	33,650	(30,961)
Other invested assets	(4,918)	5,015	10,833

Change in unrealized capital gains (losses), before taxes	12,830	46,260	(15,558)
Taxes on unrealized capital gains (losses)	559	(2,210)	(5,366)

Change in unrealized capital gains (losses), net of tax	$13,389	$44,050	$(20,924)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2018 and 2017 were as follows:

	2018		2017

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$116	$20	$168	$25
Ordinary renewal business	4,710	3,898	4,943	4,054
Group life direct business	235	170	282	203
Credit direct business	20	20	17	17

	$5,081	$4,108	$5,410	$4,299

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2018 and 2017 were as follows:

	Year Ended December 31
	2018	2017

Life insurance reserves	$1,195,740	$1,091,646
Annuity reserves and supplementary contracts with life contingencies	5,236,604	5,466,545
Accident and health reserves (including long term care)	207,230	209,371

Total policy reserves	$6,639,574	6,767,562

Deposit funds	29,504	29,590
Policy claims	41,237	40,142

Total policy reserves, deposit funds and claim liabilities	$6,710,315	$6,837,294

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2018 and 2017, the Company had insurance in force aggregating $6,838,334 and $4,547,476, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $1,856,580 and $216,675 to cover these deficiencies as of December 31, 2018 and 2017, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities, which replaced Actuarial Guideline XLIII (AG 43) effective January 1, 2017. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To determine the CTE amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2018
2018	$-	$63,281	$37,443	25,838
2017 and prior	33,072	(4,909)	22,325	5,838

	33,072	$58,372	$59,768	31,676

Active life reserve	$196,199			$196,895

Total accident and health reserves	$229,271			$228,571

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2017
2017	$-	$65,783	$38,984	$26,799
2016 and prior	37,843	(1,796)	29,774	6,273

	37,843	$63,987	$68,758	33,072

Active life reserve	$137,085			$196,199

Total accident and health reserves	$174,928			$229,271

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was decreased by $4,909 and $1,796 for the years ended December 31, 2018 and 2017, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2018 and 2017 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2018 and 2017 was $647 and $629, respectively. The Company incurred $556 and paid $538 of claim adjustment expenses during 2018, of which $248 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $338 and paid $456 of claim adjustment expenses during 2017, of which $125 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2018.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2018

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$688,335	$76,009	$–	$764,344	3%
At book value less surrender charge of 5% or more	787,440	31,986	–	819,426	3
At fair value	21,022	380,808	16,964,928	17,366,758	67

Total with adjustment or at fair value	1,496,797	488,803	16,964,928	18,950,528	73
At book value without adjustment (minimal or no charge or adjustment)	3,091,233	44,431	–	3,135,664	12
Not subject to discretionary withdrawal provision	660,739	2,034,396	1,119,330	3,814,465	15

Total annuity reserves and deposit liabilities	5,248,769	2,567,630	18,084,258	25,900,657	100%

Less reinsurance ceded	356	–	–	356

Net annuity reserves and deposit liabilities	$5,248,413	$2,567,630	$18,084,258	$25,900,301

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2017

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$706,614	$80,616	$–	$787,230	2%
At book value less surrender charge of 5% or more	812,459	33,559	–	846,018	3
At fair value	23,452	366,460	18,903,140	19,293,052	64

Total with adjustment or at fair value	1,542,525	480,635	18,903,140	20,926,300	69
At book value without adjustment (minimal or no charge or adjustment	3,281,614	46,613	–	3,328,227	11
Not subject to discretionary withdrawal provision	654,059	4,188,761	1,202,256	6,045,076	20

Total annuity reserves and deposit liabilities	5,478,198	4,716,009	20,105,396	30,299,603	100%

Less reinsurance ceded	1,063	–	–	1,063

Net annuity reserves and deposit liabilities	$5,477,135	$4,716,009	$20,105,396	$30,298,540

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2018, 2017 and 2016 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$811,589	$3,720,484	$4,532,073

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$–	$18,313,645	$18,313,645
Amortized cost	2,567,630	–	2,567,630

Total as of December 31, 2018	$2,567,630	$18,313,645	$20,881,275

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With MV adjustment	$76,009	$–	$76,009
At book value without fair value adjustment and with current surrender charge of 5% or more	31,986	–	31,986
At fair value	380,808	17,194,315	17,575,123
At book value without fair value adjustment and with current surrender charge of less than 5%	44,431	–	44,431

Subtotal	533,234	17,194,315	17,727,549
Not subject to discretionary withdrawal	2,034,396	1,119,330	3,153,726

Total separate account reserves at December 31, 2018	$2,567,630	$18,313,645	$20,881,275

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2017	$1,110,527	$3,367,720	$4,478,247

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$–	$20,362,611	$20,362,611
Amortized cost	4,716,009	–	4,716,009

Total as of December 31, 2017	$4,716,009	$20,362,611	$25,078,620

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With MV adjustment	$80,616	$–	$80,616
At book value without fair value adjustment and with current surrender charge of 5% or more	33,559	–	33,559
At fair value	366,460	19,160,356	19,526,816
At book value without fair value adjustment and with current surrender charge of less than 5%	46,613	–	46,613

Subtotal	527,248	19,160,356	19,687,604
Not subject to discretionary withdrawal	4,188,761	1,202,255	5,391,016

Total separate account reserves at December 31, 2017	$4,716,009	$20,362,611	$25,078,620

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2016	$1,396,422	$3,296,786	$4,693,208

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$–	$17,329,112	$17,329,112
Amortized cost	5,546,624	–	5,546,624

Total as of December 31, 2016	$5,546,624	$17,329,112	$22,875,736

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
Subject to discretionary withdrawal:	$87,114	$–	$87,114
At book value without fair value adjustment and with current surrender charge of 5% or more	35,845	–	35,845
At fair value	366,825	16,062,554	16,429,379
At book value without fair value adjustment and with current surrender charge of less than 5%	49,768	–	49,768

Subtotal	539,552	16,062,554	16,602,106
Not subject to discretionary withdrawal	5,007,072	1,266,558	6,273,630

Total separate account reserves at December 31, 2016	$5,546,624	$17,329,112	$22,875,736

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2018	2017	2016

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,533,285	$4,478,824	$4,693,348
Transfers from separate accounts	(7,472,749)	(4,941,012)	(4,789,961)

Net transfers to separate accounts	(2,939,464)	(462,188)	(96,613)
Miscellaneous reconciling adjustments	14,160	9,916	17,332

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$(2,925,304)	$(452,272)	$(79,281)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from the general account claims at December 31, 2018 and 2017 are attributed to the following products:

	2018	2017

Variable life	$234,854	$263,452
Variable annuities	4,486,780	4,895,012
Group annuities	10,821,405	12,104,424
Registered Market value separate accounts	669,531	785,378
Non Registered Market value separate accounts	778,969	918,799
Par annuities	1,440,469	1,537,838
Registered Market value Annuity Product - SPL	2,032	1,998
Book value separate accounts	2,609,935	4,769,953

Total separate account assets	$21,043,975	$25,276,854

At December 31, 2018 and 2017, the Company held separate account assets not legally insulated from the general account in the amount of $25,895 and $27,421, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $50,888, $48,314, $46,668, $42,677, and $40,314 to the general account in 2018, 2017, 2016, 2015, and 2014, respectively. During the years ended December 31, 2018, 2017, 2016, 2015, and 2014 the general account of the Company had paid $615, $1,009, $1,627, $1,671, and $530 respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 and 2017, the Company reported guaranteed separate account assets at amortized cost in the amount of $2,609,935 and $4,769,953, respectively, based upon the prescribed practice by the State of New York as described in Note 2. These assets had a fair value of $2,558,199 and $4,755,155 at December 31, 2018 and 2017, respectively, which would have resulted in an unrealized (loss) of ($51,735) and ($14,798), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2018	2017	2016

Direct premiums	$5,770,058	$5,504,653	$5,786,774
Reinsurance assumed - non affiliates	446,450	520,633	529,283
Reinsurance assumed - affiliates	18	34	50
Reinsurance ceded - non affiliates	(300,323)	(668,328)	(341,356)
Reinsurance ceded - affiliates	(162,384)	(198,406)	(199,490)

Net premiums earned	$5,753,819	$5,158,585	$5,775,260

The Company received reinsurance recoveries in the amounts of $390,435, $491,641 and $430,476 during 2018, 2017 and 2016, respectively. At December 31, 2018 and 2017, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $209,583 and $124,183, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2018 and 2017 of $4,117,520 and $2,534,611, respectively, of which $1,830,363 and $1,527,241 were ceded to affiliates.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI) to Wilton Re. As a result of the mutual concessions between the parties, the Company paid Wilton Re $599. In addition, the Company released a reinsurance receivable in the amount of $23 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $576.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and BOLI/COLI. Under the terms of the Master Agreement, the Company entered into a 90% coinsurance reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $386,087 which included a ceding commission of $26,368, and released policy and deposit-type reserves of $315,651. As a part of the transaction, the Company realized net gains on the assets that were transferred of $39,030. The IMR deferral of the transaction was $25,813. The IMR liability was simultaneously released along with historical deferrals associated with the blocks of business in the amount of $29,374, resulting in a pretax loss of $27,845, which has been included in the statement of operations.

During 2018, 2017 and 2016, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $31,034 ($20,172 after tax), $109,532 ($71,196 after tax) and $93,916 ($61,046 after tax), respectively.

9. Income Taxes

The components of the net deferred tax asset/(liability) at December 31 are as follows:

	December 31, 2018
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$81,661	$10,046	$91,707
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	81,661	10,046	91,707
Deferred Tax Assets Nonadmitted	30,871	–	30,871

Subtotal (Net Deferred Tax Assets)	50,790	10,046	60,836
Deferred Tax Liabilities	24,060	9,421	33,481

Net Admitted Deferred Tax Assets	$26,730	$625	$27,355

	December 31, 2017
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$84,559	$9,994	$94,553
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	84,559	9,994	94,553
Deferred Tax Assets Nonadmitted	31,427	–	31,427

Subtotal (Net Deferred Tax Assets)	53,132	9,994	63,126
Deferred Tax Liabilities	23,132	10,294	33,426

Net Admitted Deferred Tax Assets	$30,000	$(300)	$29,700

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(2,898)	$52	$(2,846)
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	(2,898)	52	(2,846)
Deferred Tax Assets Nonadmitted	(556)	–	(556)

Subtotal (Net Deferred Tax Assets)	(2,342)	52	(2,290)
Deferred Tax Liabilities	928	(873)	55

Net Admitted Deferred Tax Assets	$(3,270)	$925	$(2,345)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2018	2017	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$45,500	$47,942	$(2,442)
Investments	1,355	1,199	156
Deferred acquisition costs	18,825	16,192	2,633
Compensation and benefits accrual	832	1,070	(238)
Receivables - nonadmitted	1,199	3,322	(2,123)
Assumption Reinsurance	721	1,231	(510)
Policyholder Reserve Transitional Amount	11,173	11,976	(803)
Other (including items <5% of ordinary tax assets)	2,056	1,627	429

Subtotal	81,661	84,559	(2,898)

Nonadmitted	30,871	31,427	(556)

Admitted ordinary deferred tax assets	50,790	53,132	(2,342)
Capital
Investments	10,046	9,994	52

Subtotal	10,046	9,994	52

Admitted capital deferred tax assets	10,046	9,994	52

Admitted deferred tax assets	$60,836	$63,126	$(2,290)

	Year Ended December 31
	2018	2017	Change

Deferred Tax Liabilities:
Ordinary
Investments	$432	$686	$(254)
Policyholder reserves	4,750	3,465	1,285
Reinsurance Ceded	4,323	5,025	(702)
Policyholder Reserve Transitional Amount	14,555	13,956	599

Subtotal	24,060	23,132	928

Capital
Investments	9,421	10,294	(873)

Subtotal	9,421	10,294	(873)

Deferred tax liabilities	33,481	33,426	55

Net deferred tax assets/liabilities	$27,355	$29,700	$(2,345)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97) became law reducing the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $39,281, excluding $1,470 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

As a result of the TCJA, the Company’s tax reserve deductible temporary difference increased by $18,403. This change results in an offsetting ($18,403) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The tax reserve deductible temporary difference increased $8,977 from the estimate disclosed in the 2017 financials due to model refinements during 2018 to implement the TCJA provisions.

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2018 or 2017.

As discussed in Note 1, for the years ended December 31, 2018 and 2017 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2018
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$4,122	$4,122
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		23,234	–	23,234
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,234	–	23,234
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	159,473
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		27,556	5,924	33,480

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$50,790	$10,046	$60,836

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			December 31, 2017
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$6,594	$6,594
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		23,106	–	23,106
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,106	–	23,106
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	153,103
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		30,026	3,400	33,426

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$53,132	$9,994	$63,126

			Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$(2,472)	$(2,472)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		128	–	128
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	128	–	128
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	6,370
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(2,470)	2,524	54

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(2,342)	$52	$(2,290)

	December 31
	2018	2017	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1191%	1255%	-64%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,063,153	$1,020,686	$42,467

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2018 and 2017 was as follows:

	December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	17%	32%	19%

	December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	15%	31%	18%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2018	2017	Change

Current Income Tax

Federal	$9,990	$26,972	$(16,982)

Subtotal	9,990	26,972	(16,982)

Federal income tax on net capital gains	(7,004)	13,315	(20,319)

Federal and foreign income taxes incurred	$2,986	$40,287	$(37,301)

	Year Ended December 31
	2017	2016	Change

Current Income Tax

Federal	$26,972	$42,387	$(15,415)

Subtotal	26,972	42,387	(15,415)

Federal income tax on net capital gains	13,315	2,834	10,481

Federal and foreign income taxes incurred	$40,287	$45,221	$(4,934)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2018	2017	2016

Current income taxes incurred	$2,986	$40,287	$45,221
Change in deferred income taxes (without tax on unrealized gains and losses)	3,459	32,885	(3,541)

Total income tax reported	$6,445	$73,172	$41,680

Income before taxes	$184,083	$227,142	$276,716
	21.00%	35.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$38,657	$79,500	$96,851
Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(4,789)	(7,859)	(8,345)
Tax credits	(18,371)	(9,455)	(2,925)
Tax adjustment for IMR	(4,606)	(17,533)	(8,174)
Surplus adjustment for in-force ceded	(4,236)	(24,919)	(21,366)
Nondeductible expenses	182	37	35
Deferred tax benefit on other items in surplus	5,377	13,681	(7,243)
Dividends from certain foreign corporations	150	189	137
Prior year tax return adjustment	(5,285)	721	(2,049)
Partnership Permanent Adjustment	(475)	(592)	(470)
Change in tax rates	–	39,281	–
Audit Adjustment - Permanent	–	–	(4,972)
Other	(159)	121	201

Total income tax reported	$6,445	$73,172	$41,680

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the IRS. A tax return has not been filed for 2018.

As of December 31, 2018 and 2017, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

The Company incurred income taxes of $0, $13,188, and $0 during 2018, 2017, and 2016, respectively, which will be available for recoupment in the event of future net capital losses.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

	December 31,
	2018	2017

Unrecognized tax benefits, opening balance	$1,745	$1,673
Additions for - tax positions of prior years	472	72

Unrecognized tax benefits, ending balance	$2,217	$1,745

The Company does not expect that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense (benefit) related to income taxes for the years ending in December 31, 2018, 2017, and 2016 is ($227), $433, and ($36), respectively. The total interest payable balance as of December 31, 2018 and 2017 is $447 and $674, respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $4,770 in the Company’s 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company’s federal income tax returns have been examined by the IRS and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

Prior to the redemption in 2018 and at December 31, 2017, the Company had 45,981 shares of 6% non-voting, cumulative preferred stock outstanding with a par value of $10. On December 13, 2018, the Company redeemed 45,981 shares of preferred stock at par of $460 plus additional contributed capital in the amount of $56,381 for a total of $56,841, paid to its shareholders; TA Corp received $49,679 and TLIC received $7,162. At December 31, 2018 and 2017, TA Corp owned 0 and 40,415 shares and TLIC owned 0 and 5,566 shares.

At December 31, 2018 and 2017, the Company had 17,142 common shares authorized, issued and outstanding with a par value of $125 per share. TA Corp owns 15,067 shares and TLIC owns 2,075 shares.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2019, without prior approval of insurance regulatory authorities, is $109,051.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On December 13, 2018 the Company paid its Parent companies, TLIC and TA Corp, preferred stock dividends of $430 and $2,981, respectively. On June 29, 2018 the Company paid ordinary common stock dividends of $12,105 to TLIC and $87,895 to TA Corp.

On December 21 and June 28, 2017 the Company paid ordinary common stock dividends of $9,075 and $10,289 to TLIC and $65,897 and $74,711 to TA Corp, respectively. On December 21, 2017 the Company paid preferred stock dividends of $3 to TLIC and $24 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2018, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes due 20 years from the date of the issuance at an interest rate of 6.25%. The notes are subordinate and junior in the right of payment to all obligations and liabilities of the Company. On December 22, 2016, the Company repaid TA Corp the principal and accrued interest of $9,167. The Company received approval from the Superintendent of Insurance of the NYDFS prior to issuance and repayment of the surplus notes as well as prior to making annual interest payments.

The Company held special surplus funds in the amount of $10,781 and $11,186, as of December 31, 2018 and 2017, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2018 and 2017, respectively, securities with a fair value of $308,907 and $399,971 were on loan under securities lending agreements. At December 31, 2018, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $308,970 and $418,186 at December 31, 2018 and 2017, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2018	2017

Open	$319,246	$417,915
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	319,246	417,915

Securities received	–	–

Total collateral received	$319,246	$417,915

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2018		2017
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value

Open	$15,000	$15,000	$97,375	$97,375
30 days or less	96,925	96,925	125,477	125,477
31 to 60 days	69,374	69,374	48,801	48,801
61 to 90 days	32,836	32,836	61,803	61,803
91 to 120 days	46,560	46,560	23,435	23,435
121 to 180 days	40,177	40,177	38,179	38,179
181 to 365 days	–	–	–	–
1 to 2 years	874	874	4,234	4,234
2 to 3 years	2,039	2,039	13,272	13,266
Greater than 3 years	5,186	5,185	5,617	5,616

Total	308,971	308,970	418,193	418,186

Securities received	–	–	–	–

Total collateral reinvested	$308,971	$308,970	$418,193	$418,186

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Collateral for securities lending transactions that extend beyond one year from the report date are as follows.

Description of collateral	2018	2017
ABS AUTOS	$2,913	$12,688
ABS CREDIT CARDS	5,186	10,437

Total collateral extending beyond one year of the reporting date	$8,099	$23,125

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $309,659 (fair value of $308,970) that are currently tradable securities that could be sold and used to pay for the $319,246 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $762, $703, and $714 was allocated to the Company for the years ended December 31, 2018, 2017 and 2016, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $1,490, $1,554 and $1,414 for the years ended December 31, 2018, 2017 and 2016, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $320, $374 and $257 for the years end December 31, 2018, 2017 and 2016, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2018, 2017 and 2016 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $44,781, $62,077 and $52,154, during 2018, 2017 and 2016, respectively. The amount paid as a result of being party to these agreements was $96,867, $104,502 and $103,294 during 2018, 2017 and 2016, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $9,820, $10,367 and $9,203 for these services during 2018, 2017 and 2016, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $4,169, $3,484 and $5,196 for the years ended December 31, 2018, 2017 and 2016, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2018, 2017 and 2016, the Company paid (received) net interest of $156, $60 and $47, respectively, to (from) affiliates. At December 31, 2018 and 2017, the Company reported a net amount of $2,645 and $3,002 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2018, the Company had short-term intercompany notes receivable of $50,000 as shown below. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

Transamerica Corporation	50,000	8/16/2019	1.97%

At December 2017, the Company had short-term intercompany notes receivables of $124,300.

The Company utilizes the look-through approach in valuing its investment in the following five entities.

Real Estate Alternatives Portfolio 2, LLC	$2,103
Real Estate Alternatives Portfolio 4 HR, LLC	5,517
Aegon Multi-Family Equity Fund, LLC	17,350
Natural Resources Alternatives Portfolio I, LLC	5,663
Zero Beta Fund, LLC	141,376

$172,009

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the disclosures for all SCA investments, except 8bi entities, balance sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8Bi entities) as of December 31, 2018:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$3,932	$3,932	$–
	–	–	–	–
	–	–	–	–
	–	–	–	–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$3,932	$3,932	$–

SSAP No. 97 8b(iv) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$3,932	$3,932	$–

Aggregate Total	XXX	$3,932	$3,932	$–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

SCA Entity	Type of NAIC Filing *	Date of Filing to the NAIC		NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8a Entities	–	–	$	–	–	–	–

SSAP No. 97 8b(ii) Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(ii) Entities	–	–	$	–	–	–	–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018	$	2,889	Y	N	I
				–	–	–	–
				–	–	–	–
				–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(iii) Entities	–	–	$	2,889	–	–	–

SSAP No. 97 8b(iv) Entities
			$	–	–	–	–
				–	–	–	–
				–	–	–	–

Total SSAP No. 97 8b(iv) Entities	–	–	$	–	–	–	–

Total SSAP No. 97 8b Entities (except 8bi entities)	–	–	$	2,889	–	–	–

Aggregate Total	–	–	$	2,889	–	–	–

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of MGA/TPA	FEIN#	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums

The Vanguard Group, Inc. 100 Vanguard Blvd	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$60,163
Malvem, PA 19355

C -        Claims Payment

B -        Binding Authority

P -        Premium Collection

U -        Underwriting

For years ended December 31, 2018, 2017 and 2016, the Company had $60,163, $50,268 and $35,397, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2018, 2017 and 2016 the Company had $0, $0 and $0, respectively, of direct premiums written by Affinion Group.

15. Commitments and Contingencies

At December 31, 2018 and 2017, the Company has mortgage loan commitments of $33,752 and $21,261, respectively.

The Company has contingent commitments of $169,294 and $212,642, at December 31, 2018 and 2017, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies. There are $149,810 and $196,409 in LIHTC commitments as of December 31, 2018 and 2017, respectively.

Private placement commitments outstanding as of December 31, 2018 and 2017 were $22,936 and $17,893, respectively.

At December 31, 2018 and 2017, securities in the amount of $2,387 and $0, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. The Company is not in an active borrowing position, therefore, collateral pledged and borrowings are not applicable for this Company. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018 and 2017, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2018	2017

Activity Stock	1,115	–

Total	$1,115	$–

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $77 and $115 at December 31, 2018 and 2017, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $60 and $80 at December 31, 2018 and 2017, respectively. The guaranty fund expense (benefit) was ($254), ($3,412) and ($315) for the years ended December 31, 2018, 2017 and 2016, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

16. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2018 and 2017, the Company had dollar repurchase agreements outstanding in the amount of $0 and $203,456, respectively. The Company had an outstanding liability for borrowed money in the amount $0 and $204,899 at December 31, 2018 and 2017, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2018	2017

Open	$–	$204,340
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	–	204,340
Securities received	–	–

Total collateral received	$–	$204,340

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2018 and 2017 there were no securities sold and reacquired within 30 days of the sale date.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2018 through April 23, 2019.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Southwest Equity General Company	86-0455577
Stonebridge Benefit Services Inc	75-2548428

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Asset Management (fka Transamerica Fund Advisors)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2018 Attachment to Note 9
Entity Name	FEIN
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2018

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$461,151	$533,370	$472,212
States, municipalities and political subdivisions	30,758	32,621	30,758
Foreign governments	95,844	99,466	95,844
Hybrid securities	111,973	101,741	111,973
All other corporate bonds	4,940,423	4,944,741	4,938,086
Preferred stocks	4,552	4,290	4,552

Total fixed maturities	5,644,701	5,716,229	5,653,425

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,115	1,115	1,115

Total equity securities	1,115	1,115	1,115

Mortgage loans on real estate	1,480,920		1,480,920
Real estate	–		–
Policy loans	130,605		130,605
Other long-term investments	36,467		36,467
Receivable for securities	61		61
Securities lending	308,971		308,971
Cash, cash equivalents and short-term investments	280,590		280,590

Total investments	$7,883,430		$7,892,154

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)

United States government, state, municipal and political, hybrid and corporate bonds of $4,946 are held at fair value rather than amortized cost due to having an NAIC 6 rating. No preferred stock securities are held at fair value of $0 due to having an NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2018
Individual life	$1,144,735	$–	$17,698	$165,615	$47,990	$189,660	$63,239
Individual health	72,413	3,921	12,785	45,825	3,709	12,540	18,262
Group life and health	197,548	2,352	9,745	77,157	8,559	58,907	20,799
Annuity	5,218,604	–	1,009	5,465,222	238,546	8,586,259	(2,773,794)
Other	–	–	–	–	51,831	–	–

	$6,633,300	$6,273	$41,237	$5,753,819	$350,635	$8,847,366	$(2,671,494)

Year ended December 31, 2017
Individual life	$1,045,834	$–	$18,135	$(1,299)	$47,944	$18,776	$57,492
Individual health	85,754	4,305	10,860	49,066	3,206	72,440	14,485
Group life and health	181,571	2,554	10,627	79,899	8,035	63,981	31,511
Annuity	5,447,545	–	519	5,030,921	259,675	5,683,831	(315,328)
Other	–	–	–	–	52,874	–	–

	$6,760,704	$6,859	$40,141	$5,158,587	$371,734	$5,839,028	$(211,840)

Year ended December 31, 2016
Individual life	$1,118,498	$–	$18,281	157,318	$53,602	$182,963	$75,668
Individual health	43,800	5,321	11,729	62,058	3,431	19,448	17,692
Group life and health	162,148	2,811	11,317	80,133	8,554	55,385	32,104
Annuity	5,806,086	–	686	5,475,752	293,132	5,750,859	114,033
Other	–	–	–	–	49,610	–	–

	$7,130,532	$8,132	$42,013	$5,775,261	$408,330	$6,008,655	$239,497

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2018
Life insurance in force	$25,896,718	$142,547,888	$139,964,032	$23,312,862	600%

Premiums:
Individual life	$182,304	$456,379	$439,690	$165,615	265%
Individual health	45,880	90	35	45,825	0%
Group life and health	81,286	5,253	1,124	77,157	1%
Annuity	5,460,588	985	5,619	5,465,222	0%

	$5,770,058	$462,707	$446,468	$5,753,819	8%

Year ended December 31, 2017
Life insurance in force	$25,419,746	$154,374,478	$151,926,555	$22,971,822	661%

Premiums:
Individual life	$179,651	$694,892	$513,942	$(1,299)	-39579%
Individual health	49,240	194	20	49,065	0%
Group life and health	81,890	3,073	1,081	79,898	1%
Annuity	5,193,872	168,576	5,624	5,030,920	0%

	$5,504,653	$866,735	$520,667	$5,158,584	10%

Year ended December 31, 2016
Life insurance in force	$25,466,212	$172,845,130	$170,252,105	$22,873,187	744%

Premiums:
Individual life	$172,726	$536,674	$521,267	$157,319	331%
Individual health	62,606	604	56	62,058	0%
Group life and health	81,420	3,235	1,948	80,133	2%
Annuity	5,470,023	333	6,062	5,475,752	0%

	$5,786,775	$540,846	$529,333	$5,775,262	9%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Years Ended December 31, 2018 and 2017

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Financial Statements

Years Ended December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of TFLIC Separate Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of TFLIC Separate Account B indicated in the table below as of December 31, 2018, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the TFLIC Separate Account B as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Vanguard® Balanced (1)	Vanguard® Mid-Cap Index (1)
Vanguard® Capital Growth (1)	Vanguard® Moderate Allocation (1)
Vanguard® Conservative Allocation (1)	Vanguard® Money Market (1)
Vanguard® Diversified Value (1)	Vanguard® Real Estate Index (1)
Vanguard® Equity Income (1)	Vanguard® Short-Term Investment Grade (1)
Vanguard® Equity Index (1)	Vanguard® Small Company Growth (1)
Vanguard® Global Bond Index (2)	Vanguard® Total Bond Market Index (1)
Vanguard® Growth (1)	Vanguard® Total International Stock Market Index (2)
Vanguard® High Yield Bond (1)	Vanguard® Total Stock Market Index (1)
Vanguard® International (1)

(1)	Statements of operations and changes in net assets for the years ended December 31, 2018 and 2017
(2)	Statements of operations and changes in net assets for the year ended December 31, 2018 and the period September 9, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the TFLIC Separate Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the TFLIC Separate Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP Chicago, Illinois April 23, 2019

We have served as the auditor of one or more of the subaccounts in TFLIC Separate Account B since 2014.

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Statements of Assets and Liabilities

December 31, 2018

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® Balanced	6,255,354.606	$134,181,605	$138,868,872	$—	$138,868,872	1,381,925	$100.489468	$100.489468
Vanguard® Capital Growth	1,734,835.585	48,760,958	58,099,644	(1)	58,099,643	1,043,145	55.696620	55.696620
Vanguard® Conservative Allocation	1,058,424.194	25,854,926	25,423,349	—	25,423,349	872,450	29.140181	29.140181
Vanguard® Diversified Value	1,598,703.370	26,179,984	22,909,419	1	22,909,420	709,154	32.305293	32.305293
Vanguard® Equity Income	2,528,781.838	51,354,269	53,711,326	—	53,711,326	598,281	89.776086	89.776086
Vanguard® Equity Index	3,042,548.792	91,837,381	115,708,131	(2)	115,708,129	1,117,665	103.526657	103.526657
Vanguard® Global Bond Index	577,185.188	11,399,484	11,584,107	(1)	11,584,106	577,751	20.050331	20.050331
Vanguard® Growth	1,804,968.330	35,986,317	41,189,377	—	41,189,377	752,823	54.713198	54.713198
Vanguard® High Yield Bond	4,029,263.899	31,822,049	30,340,357	(1)	30,340,356	914,748	33.167993	33.167993
Vanguard® International	3,106,965.248	64,191,785	71,895,176	(2)	71,895,174	1,555,312	46.225554	46.225554
Vanguard® Mid-Cap Index	2,268,289.883	42,724,608	45,887,504	—	45,887,504	834,168	55.009899	55.009899
Vanguard® Moderate Allocation	1,119,117.185	30,189,748	29,611,841	(1)	29,611,840	915,737	32.336608	32.336608
Vanguard® Money Market	81,178,098.549	81,178,099	81,178,099	27	81,178,126	41,707,234	1.946380	1.946380
Vanguard® Real Estate Index	2,695,660.660	34,872,766	31,188,794	2	31,188,796	537,273	58.050171	58.050171
Vanguard® Short-Term Investment Grade	5,509,422.237	58,267,931	58,069,310	1	58,069,311	2,986,586	19.443374	19.443374
Vanguard® Small Company Growth	3,020,044.910	64,980,329	61,276,711	(1)	61,276,710	744,706	82.283052	82.283052
Vanguard® Total Bond Market Index	8,071,153.276	95,259,463	93,141,109	1	93,141,110	2,407,547	38.687139	38.687139
Vanguard® Total International Stock Market Index	568,656.079	11,757,828	10,201,690	—	10,201,690	567,065	17.990349	17.990349
Vanguard® Total Stock Market Index	2,752,078.128	87,955,044	94,286,197	(1)	94,286,196	2,527,421	37.305298	37.305298

See accompanying notes

2

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Vanguard® Balanced	Vanguard® Capital Growth	Vanguard® Conservative Allocation	Vanguard® Diversified Value	Vanguard® Equity Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2016:	$128,935,935	$44,095,359	$20,323,667	$25,791,258	$57,239,485

Investment Income:
Reinvested Dividends	3,162,535	580,278	406,935	731,275	1,490,746
Investment Expense:
Mortality and Expense Risk and Administrative Charges	394,942	146,779	60,739	75,643	170,900

Net Investment Income (Loss)	2,767,593	433,499	346,196	655,632	1,319,846

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,981,411	1,275,204	361,196	2,439,570	1,876,857
Realized Gain (Loss) on Investments	2,450,406	2,050,844	117,459	950,732	2,358,011

Net Realized Capital Gains (Losses) on Investments	7,431,817	3,326,048	478,655	3,390,302	4,234,868
Net Change in Unrealized Appreciation (Depreciation)	8,248,908	8,905,929	1,282,331	(883,894)	4,253,796

Net Gain (Loss) on Investment	15,680,725	12,231,977	1,760,986	2,506,408	8,488,664

Net Increase (Decrease) in Net Assets Resulting from Operations	18,448,318	12,665,476	2,107,182	3,162,040	9,808,510

Increase (Decrease) in Net Assets from Contract Transactions	(2,879,836)	1,855,620	444,157	(1,578,729)	(4,973,221)

Total Increase (Decrease) in Net Assets	15,568,482	14,521,096	2,551,339	1,583,311	4,835,289

Net Assets as of December 31, 2017:	$144,504,417	$58,616,455	$22,875,006	$27,374,569	$62,074,774

Investment Income:
Reinvested Dividends	3,374,407	541,193	476,642	666,573	1,386,432
Investment Expense:
Mortality and Expense Risk and Administrative Charges	402,968	176,007	69,169	73,599	166,425

Net Investment Income (Loss)	2,971,439	365,186	407,473	592,974	1,220,007

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,124,391	1,698,564	518,213	1,302,747	3,657,160
Realized Gain (Loss) on Investments	3,122,730	5,142,492	194,352	1,023,497	2,964,840

Net Realized Capital Gains (Losses) on Investments	10,247,121	6,841,056	712,565	2,326,244	6,622,000
Net Change in Unrealized Appreciation (Depreciation)	(18,467,699)	(8,030,829)	(1,953,693)	(5,427,497)	(11,334,677)

Net Gain (Loss) on Investment	(8,220,578)	(1,189,773)	(1,241,128)	(3,101,253)	(4,712,677)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,249,139)	(824,587)	(833,655)	(2,508,279)	(3,492,670)

Increase (Decrease) in Net Assets from Contract Transactions	(386,406)	307,775	3,381,998	(1,956,870)	(4,870,778)

Total Increase (Decrease) in Net Assets	(5,635,545)	(516,812)	2,548,343	(4,465,149)	(8,363,448)

Net Assets as of December 31, 2018:	$138,868,872	$58,099,643	$25,423,349	$22,909,420	$53,711,326

See Accompanying Notes.

(1)	See Footnote 1

3

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Vanguard® Equity Index Subaccount	Vanguard® Global Bond Index Subaccount(1)	Vanguard® Growth Subaccount	Vanguard® High Yield Bond Subaccount	Vanguard® International Subaccount
Net Assets as of December 31, 2016:	$101,126,303	$—	$28,358,834	$30,932,051	$56,834,842

Investment Income:
Reinvested Dividends	1,951,010	—	163,094	1,560,168	763,934
Investment Expense:
Mortality and Expense Risk and Administrative Charges	316,307	1,458	94,584	95,222	213,768

Net Investment Income (Loss)	1,634,703	(1,458)	68,510	1,464,946	550,166

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,332,348	—	1,930,274	—	467,243
Realized Gain (Loss) on Investments	3,388,877	(3)	1,652,129	78,069	3,053,417

Net Realized Capital Gains (Losses) on Investments	6,721,225	(3)	3,582,403	78,069	3,520,660
Net Change in Unrealized Appreciation (Depreciation)	12,840,287	10,056	4,948,578	550,982	20,810,131

Net Gain (Loss) on Investment	19,561,512	10,053	8,530,981	629,051	24,330,791

Net Increase (Decrease) in Net Assets Resulting from Operations	21,196,215	8,595	8,599,491	2,093,997	24,880,957

Increase (Decrease) in Net Assets from Contract Transactions	(3,422,810)	2,823,897	(246,933)	2,194,763	3,343,517

Total Increase (Decrease) in Net Assets	17,773,405	2,832,492	8,352,558	4,288,760	28,224,474

Net Assets as of December 31, 2017:	$118,899,708	$2,832,492	$36,711,392	$35,220,811	$85,059,316

Investment Income:
Reinvested Dividends	2,041,139	7,933	127,977	1,529,357	675,068
Investment Expense:
Mortality and Expense Risk and Administrative Charges	344,796	17,943	117,861	89,866	241,872

Net Investment Income (Loss)	1,696,343	(10,010)	10,116	1,439,491	433,196

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,986,859	626	1,980,291	—	2,259,237
Realized Gain (Loss) on Investments	4,542,152	470	1,025,420	63,280	3,356,110

Net Realized Capital Gains (Losses) on Investments	6,529,011	1,096	3,005,711	63,280	5,615,347
Net Change in Unrealized Appreciation (Depreciation)	(13,896,406)	174,566	(3,495,100)	(2,423,914)	(16,827,996)

Net Gain (Loss) on Investment	(7,367,395)	175,662	(489,389)	(2,360,634)	(11,212,649)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,671,052)	165,652	(479,273)	(921,143)	(10,779,453)

Increase (Decrease) in Net Assets from Contract Transactions	2,479,473	8,585,962	4,957,258	(3,959,312)	(2,384,689)

Total Increase (Decrease) in Net Assets	(3,191,579)	8,751,614	4,477,985	(4,880,455)	(13,164,142)

Net Assets as of December 31, 2018:	$115,708,129	$11,584,106	$41,189,377	$30,340,356	$71,895,174

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Vanguard® Mid-Cap Index Subaccount	Vanguard® Moderate Allocation Subaccount	Vanguard® Money Market Subaccount	Vanguard® Real Estate Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount
Net Assets as of December 31, 2016:	$45,119,431	$27,804,694	$54,472,376	$38,901,463	$55,208,703

Investment Income:
Reinvested Dividends	574,347	568,885	609,369	954,059	1,129,029
Investment Expense:
Mortality and Expense Risk and Administrative Charges	140,980	86,121	174,295	110,390	168,671

Net Investment Income (Loss)	433,367	482,764	435,074	843,669	960,358

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,099,345	630,471	—	1,701,406	97,385
Realized Gain (Loss) on Investments	1,834,505	459,467	—	1,056,068	(77,055)

Net Realized Capital Gains (Losses) on Investments	3,933,850	1,089,938	—	2,757,474	20,330
Net Change in Unrealized Appreciation (Depreciation)	3,988,131	2,446,871	—	(1,879,856)	41,332

Net Gain (Loss) on Investment	7,921,981	3,536,809	—	877,618	61,662

Net Increase (Decrease) in Net Assets Resulting from Operations	8,355,348	4,019,573	435,074	1,721,287	1,022,020

Increase (Decrease) in Net Assets from Contract Transactions	(1,784,333)	1,110,905	7,670,395	(3,600,216)	3,143,828

Total Increase (Decrease) in Net Assets	6,571,015	5,130,478	8,105,469	(1,878,929)	4,165,848

Net Assets as of December 31, 2017:	$51,690,446	$32,935,172	$62,577,845	$37,022,534	$59,374,551

Investment Income:
Reinvested Dividends	618,485	666,633	1,436,635	1,076,870	984,555
Investment Expense:
Mortality and Expense Risk and Administrative Charges	145,099	92,746	201,923	96,475	156,488

Net Investment Income (Loss)	473,386	573,887	1,234,712	980,395	828,067

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,514,667	1,100,008	—	1,320,452	—
Realized Gain (Loss) on Investments	2,527,513	830,744	—	480,811	(288,022)

Net Realized Capital Gains (Losses) on Investments	5,042,180	1,930,752	—	1,801,263	(288,022)
Net Change in Unrealized Appreciation (Depreciation)	(10,438,901)	(4,175,485)	—	(4,737,433)	(122,319)

Net Gain (Loss) on Investment	(5,396,721)	(2,244,733)	—	(2,936,170)	(410,341)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,923,335)	(1,670,846)	1,234,712	(1,955,775)	417,726

Increase (Decrease) in Net Assets from Contract Transactions	(879,607)	(1,652,486)	17,365,569	(3,877,963)	(1,722,966)

Total Increase (Decrease) in Net Assets	(5,802,942)	(3,323,332)	18,600,281	(5,833,738)	(1,305,240)

Net Assets as of December 31, 2018:	$45,887,504	$29,611,840	$81,178,126	$31,188,796	$58,069,311

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2017 and 2018, Except as Noted

	Vanguard® Small Company Growth	Vanguard® Total Bond Market Index	Vanguard® Total International Stock Market Index	Vanguard® Total Stock Market Index
	Subaccount	Subaccount	Subaccount(1)	Subaccount
Net Assets as of December 31, 2016:	$56,471,908	$89,371,288	$—	$82,390,990

Investment Income:
Reinvested Dividends	293,378	2,195,827	—	1,699,169
Investment Expense:
Mortality and Expense Risk and Administrative Charges	180,866	271,817	2,717	261,510

Net Investment Income (Loss)	112,512	1,924,010	(2,717)	1,437,659

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,043,598	295,622	—	4,630,297
Realized Gain (Loss) on Investments	1,924,494	(65,997)	3,017	3,796,975

Net Realized Capital Gains (Losses) on Investments	5,968,092	229,625	3,017	8,427,272
Net Change in Unrealized Appreciation (Depreciation)	6,953,035	769,077	175,517	7,071,828

Net Gain (Loss) on Investment	12,921,127	998,702	178,534	15,499,100

Net Increase (Decrease) in Net Assets Resulting from Operations	13,033,639	2,922,712	175,817	16,936,759

Increase (Decrease) in Net Assets from Contract Transactions	(1,854,884)	5,326,923	4,836,893	(53,256)

Total Increase (Decrease) in Net Assets	11,178,755	8,249,635	5,012,710	16,883,503

Net Assets as of December 31, 2017:	$67,650,663	$97,620,923	$5,012,710	$99,274,493

Investment Income:
Reinvested Dividends	276,781	2,159,026	46,908	1,520,752
Investment Expense:
Mortality and Expense Risk and Administrative Charges	196,493	262,684	25,494	285,870

Net Investment Income (Loss)	80,288	1,896,342	21,414	1,234,882

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,490,081	182,749	4,757	3,887,830
Realized Gain (Loss) on Investments	2,600,795	(511,870)	(52,606)	4,695,412

Net Realized Capital Gains (Losses) on Investments	10,090,876	(329,121)	(47,849)	8,583,242
Net Change in Unrealized Appreciation (Depreciation)	(15,184,971)	(2,038,421)	(1,731,655)	(15,437,722)

Net Gain (Loss) on Investment	(5,094,095)	(2,367,542)	(1,779,504)	(6,854,480)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,013,807)	(471,200)	(1,758,090)	(5,619,598)

Increase (Decrease) in Net Assets from Contract Transactions	(1,360,146)	(4,008,613)	6,947,070	631,301

Total Increase (Decrease) in Net Assets	(6,373,953)	(4,479,813)	5,188,980	(4,988,297)

Net Assets as of December 31, 2018:	$61,276,710	$93,141,110	$10,201,690	$94,286,196

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

1. Organization

TFLIC Separate Account B (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Vanguard Variable Annuity Plan (NY).

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund:	Vanguard® Variable Insurance Fund:
Vanguard® Balanced	Vanguard® Balanced Portfolio
Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio
Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio
Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio
Vanguard® Equity Income	Vanguard® Equity Income Portfolio
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Vanguard® Global Bond Index	September 9, 2017
Vanguard® Total International Stock Market Index	September 9, 2017

The following subaccount name changes were made effective during the fiscal year ended December 31, 2018:

Subaccount	Formerly
Vanguard® Real Estate Index	Vanguard® REIT Index

7

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2018.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2018.

8

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Subaccount	Purchases	Sales
Vanguard® Balanced	$25,839,139	$16,129,714
Vanguard® Capital Growth	11,851,431	9,479,905
Vanguard® Conservative Allocation	7,709,914	3,402,231
Vanguard® Diversified Value	6,376,126	6,437,275
Vanguard® Equity Income	9,729,986	9,723,597
Vanguard® Equity Index	16,921,006	10,758,330
Vanguard® Global Bond Index	9,933,575	1,356,997
Vanguard® Growth	9,125,514	2,177,848
Vanguard® High Yield Bond	6,025,769	8,545,590
Vanguard® International	9,268,372	8,960,625
Vanguard® Mid-Cap Index	8,426,743	6,318,298
Vanguard® Moderate Allocation	7,365,099	7,343,693
Vanguard® Money Market	46,159,344	27,559,077
Vanguard® Real Estate Index	4,736,080	6,313,198
Vanguard® Short-Term Investment Grade	12,088,212	12,983,111
Vanguard® Small Company Growth	15,343,904	9,133,679
Vanguard® Total Bond Market Index	11,532,769	13,462,293
Vanguard® Total International Stock Market Index	8,710,549	1,737,309
Vanguard® Total Stock Market Index	17,498,649	11,744,634

9

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Balanced	148,279	(151,454)	(3,175)	103,094	(131,667)	(28,573)
Vanguard® Capital Growth	161,985	(155,962)	6,023	120,757	(85,874)	34,883
Vanguard® Conservative Allocation	224,383	(111,387)	112,996	112,337	(98,927)	13,410
Vanguard® Diversified Value	124,284	(183,104)	(58,820)	80,451	(128,865)	(48,414)
Vanguard® Equity Income	50,126	(100,226)	(50,100)	35,324	(91,877)	(56,553)
Vanguard® Equity Index	118,023	(94,030)	23,993	57,911	(92,610)	(34,699)
Vanguard® Global Bond Index	503,570	(67,793)	435,777	141,976	(2)	141,974
Vanguard® Growth	118,764	(36,389)	82,375	77,374	(82,992)	(5,618)
Vanguard® High Yield Bond	133,457	(248,717)	(115,260)	148,430	(83,580)	64,850
Vanguard® International	117,042	(165,220)	(48,178)	256,165	(176,912)	79,253
Vanguard® Mid-Cap Index	85,850	(101,296)	(15,446)	51,760	(82,703)	(30,943)
Vanguard® Moderate Allocation	164,068	(213,857)	(49,789)	118,721	(86,260)	32,461
Vanguard® Money Market	23,245,355	(14,232,629)	9,012,726	14,048,987	(10,017,769)	4,031,218
Vanguard® Real Estate Index	39,850	(104,527)	(64,677)	52,054	(110,903)	(58,849)
Vanguard® Short-Term Investment Grade	579,724	(669,998)	(90,274)	578,694	(414,206)	164,488
Vanguard® Small Company Growth	80,562	(96,189)	(15,627)	70,142	(91,165)	(21,023)
Vanguard® Total Bond Market Index	243,352	(348,854)	(105,502)	363,700	(224,550)	139,150
Vanguard® Total International Stock Market Index	417,464	(87,634)	329,830	243,284	(6,049)	237,235
Vanguard® Total Stock Market Index	299,674	(284,305)	15,369	290,049	(292,687)	(2,638)

10

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2018			Year Ended December 31, 2017
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Vanguard® Balanced	$15,495,891	$(15,882,297)	$(386,406)	$9,943,642	$(12,823,478)	$(2,879,836)
Vanguard® Capital Growth	9,690,896	(9,383,121)	307,775	6,149,428	(4,293,808)	1,855,620
Vanguard® Conservative Allocation	6,731,084	(3,349,086)	3,381,998	3,274,508	(2,830,351)	444,157
Vanguard® Diversified Value	4,432,985	(6,389,855)	(1,956,870)	2,756,578	(4,335,307)	(1,578,729)
Vanguard® Equity Income	4,738,302	(9,609,080)	(4,870,778)	3,087,341	(8,060,562)	(4,973,221)
Vanguard® Equity Index	13,052,478	(10,573,005)	2,479,473	5,674,714	(9,097,524)	(3,422,810)
Vanguard® Global Bond Index	9,931,492	(1,345,530)	8,585,962	2,823,936	(39)	2,823,897
Vanguard® Growth	7,079,497	(2,122,239)	4,957,258	3,799,260	(4,046,193)	(246,933)
Vanguard® High Yield Bond	4,530,449	(8,489,761)	(3,959,312)	5,004,030	(2,809,267)	2,194,763
Vanguard® International	6,438,085	(8,822,774)	(2,384,689)	12,121,777	(8,778,260)	3,343,517
Vanguard® Mid-Cap Index	5,349,785	(6,229,392)	(879,607)	2,886,915	(4,671,248)	(1,784,333)
Vanguard® Moderate Allocation	5,627,846	(7,280,332)	(1,652,486)	3,884,015	(2,773,110)	1,110,905
Vanguard® Money Market	44,832,925	(27,467,356)	17,365,569	26,770,464	(19,100,069)	7,670,395
Vanguard® Real Estate Index	2,377,422	(6,255,385)	(3,877,963)	3,106,206	(6,706,422)	(3,600,216)
Vanguard® Short-Term Investment Grade	11,160,972	(12,883,938)	(1,722,966)	11,107,266	(7,963,438)	3,143,828
Vanguard® Small Company Growth	7,685,501	(9,045,647)	(1,360,146)	5,581,666	(7,436,550)	(1,854,884)
Vanguard® Total Bond Market Index	9,290,194	(13,298,807)	(4,008,613)	13,949,283	(8,622,360)	5,326,923
Vanguard® Total International Stock Market Index	8,671,815	(1,724,745)	6,947,070	4,960,908	(124,015)	4,836,893
Vanguard® Total Stock Market Index	12,234,880	(11,603,579)	631,301	10,528,388	(10,581,644)	(53,256)

11

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Balanced
12/31/2018	1,381,925	$100.49	to	$100.49	$138,868,872	2.34%	0.27%	to	0.27%	(3.68)%	to	(3.68)%
12/31/2017	1,385,100	104.33	to	104.33	144,504,417	2.31	0.29	to	0.29	14.39	to	14.39
12/31/2016	1,413,673	91.21	to	91.21	128,935,935	2.49	0.29	to	0.29	10.69	to	10.69
12/31/2015	1,431,992	82.40	to	82.40	117,992,018	2.39	0.29	to	0.29	(0.20)	to	(0.20)
12/31/2014	1,431,503	82.56	to	82.56	118,187,997	2.23	0.30	to	0.30	9.52	to	9.52
Vanguard® Capital Growth
12/31/2018	1,043,145	55.70	to	55.70	58,099,643	0.86	0.27	to	0.27	(1.45)	to	(1.45)
12/31/2017	1,037,122	56.52	to	56.52	58,616,455	1.14	0.29	to	0.29	28.46	to	28.46
12/31/2016	1,002,239	44.00	to	44.00	44,095,359	1.17	0.29	to	0.29	10.52	to	10.52
12/31/2015	987,258	39.81	to	39.81	39,301,021	1.11	0.29	to	0.29	2.33	to	2.33
12/31/2014	971,992	38.90	to	38.90	37,813,950	0.83	0.30	to	0.30	18.08	to	18.08
Vanguard® Conservative Allocation
12/31/2018	872,450	29.14	to	29.14	25,423,349	1.92	0.27	to	0.27	(3.25)	to	(3.25)
12/31/2017	759,454	30.12	to	30.12	22,875,006	1.93	0.29	to	0.29	10.57	to	10.57
12/31/2016	746,044	27.24	to	27.24	20,323,667	1.64	0.29	to	0.29	5.71	to	5.71
12/31/2015	684,401	25.77	to	25.77	17,637,403	1.49	0.29	to	0.29	(0.09)	to	(0.09)
12/31/2014	619,239	25.79	to	25.79	15,973,138	1.35	0.30	to	0.30	6.60	to	6.60
Vanguard® Diversified Value
12/31/2018	709,154	32.31	to	32.31	22,909,420	2.53	0.27	to	0.27	(9.37)	to	(9.37)
12/31/2017	767,974	35.65	to	35.65	27,374,569	2.79	0.29	to	0.29	12.83	to	12.83
12/31/2016	816,388	31.59	to	31.59	25,791,258	2.75	0.29	to	0.29	12.64	to	12.64
12/31/2015	879,339	28.05	to	28.05	24,663,131	2.51	0.29	to	0.29	(2.74)	to	(2.74)
12/31/2014	923,343	28.84	to	28.84	26,626,502	2.16	0.30	to	0.30	9.51	to	9.51
Vanguard® Equity Income
12/31/2018	598,281	89.78	to	89.78	53,711,326	2.33	0.27	to	0.27	(6.23)	to	(6.23)
12/31/2017	648,381	95.74	to	95.74	62,074,774	2.52	0.29	to	0.29	17.91	to	17.91
12/31/2016	704,934	81.20	to	81.20	57,239,485	2.55	0.29	to	0.29	14.74	to	14.74
12/31/2015	671,742	70.77	to	70.77	47,539,307	2.63	0.29	to	0.29	0.56	to	0.56
12/31/2014	707,785	70.38	to	70.38	49,812,343	2.38	0.30	to	0.30	11.08	to	11.08
Vanguard® Equity Index
12/31/2018	1,117,665	103.53	to	103.53	115,708,129	1.65	0.27	to	0.27	(4.77)	to	(4.77)
12/31/2017	1,093,672	108.72	to	108.72	118,899,708	1.78	0.29	to	0.29	21.31	to	21.31
12/31/2016	1,128,371	89.62	to	89.62	101,126,303	2.23	0.29	to	0.29	11.49	to	11.49
12/31/2015	1,144,095	80.39	to	80.39	91,970,626	1.65	0.29	to	0.29	0.97	to	0.97
12/31/2014	1,147,119	79.61	to	79.61	91,326,313	1.68	0.30	to	0.30	13.17	to	13.17
Vanguard® Global Bond Index
12/31/2018	577,751	20.05	to	20.05	11,584,106	0.12	0.27	to	0.27	0.50	to	0.50
12/31/2017(1)	141,974	19.95	to	19.95	2,832,492	—	0.29	to	0.29	—	to	—
Vanguard® Growth
12/31/2018	752,823	54.71	to	54.71	41,189,377	0.30	0.27	to	0.27	(0.08)	to	(0.08)
12/31/2017	670,448	54.76	to	54.76	36,711,392	0.50	0.29	to	0.29	30.54	to	30.54
12/31/2016	676,066	41.95	to	41.95	28,358,834	0.59	0.29	to	0.29	(1.37)	to	(1.37)
12/31/2015	731,634	42.53	to	42.53	31,115,427	0.56	0.29	to	0.29	7.66	to	7.66
12/31/2014	653,516	39.50	to	39.50	25,815,270	0.43	0.30	to	0.30	13.45	to	13.45

12

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Vanguard® High Yield Bond
12/31/2018	914,748	$33.17	to	$33.17	$30,340,356	4.76%	0.27%	to	0.27%	(3.00)%	to	(3.00)%
12/31/2017	1,030,008	34.19	to	34.19	35,220,811	4.73	0.29	to	0.29	6.70	to	6.70
12/31/2016	965,158	32.05	to	32.05	30,932,051	5.22	0.29	to	0.29	11.03	to	11.03
12/31/2015	992,321	28.86	to	28.86	28,642,936	5.17	0.29	to	0.29	(1.86)	to	(1.86)
12/31/2014	1,039,586	29.41	to	29.41	30,577,289	5.27	0.30	to	0.30	4.10	to	4.10
Vanguard® International
12/31/2018	1,555,312	46.23	to	46.23	71,895,174	0.78	0.27	to	0.27	(12.86)	to	(12.86)
12/31/2017	1,603,490	53.05	to	53.05	85,059,316	1.03	0.29	to	0.29	42.26	to	42.26
12/31/2016	1,524,237	37.29	to	37.29	56,834,842	1.44	0.29	to	0.29	1.58	to	1.58
12/31/2015	1,616,650	36.71	to	36.71	59,342,246	1.81	0.29	to	0.29	(1.06)	to	(1.06)
12/31/2014	1,566,543	37.10	to	37.10	58,117,148	1.43	0.30	to	0.30	(6.33)	to	(6.33)
Vanguard® Mid-Cap Index
12/31/2018	834,168	55.01	to	55.01	45,887,504	1.19	0.27	to	0.27	(9.58)	to	(9.58)
12/31/2017	849,614	60.84	to	60.84	51,690,446	1.18	0.29	to	0.29	18.74	to	18.74
12/31/2016	880,557	51.24	to	51.24	45,119,431	1.39	0.29	to	0.29	10.79	to	10.79
12/31/2015	936,159	46.25	to	46.25	43,295,778	1.17	0.29	to	0.29	(1.72)	to	(1.72)
12/31/2014	967,556	47.06	to	47.06	45,531,777	0.91	0.30	to	0.30	13.26	to	13.26
Vanguard® Moderate Allocation
12/31/2018	915,737	32.34	to	32.34	29,611,840	2.01	0.27	to	0.27	(5.20)	to	(5.20)
12/31/2017	965,526	34.11	to	34.11	32,935,172	1.91	0.29	to	0.29	14.47	to	14.47
12/31/2016	933,065	29.80	to	29.80	27,804,694	1.58	0.29	to	0.29	7.23	to	7.23
12/31/2015	868,569	27.79	to	27.79	24,136,508	1.47	0.29	to	0.29	(0.46)	to	(0.46)
12/31/2014	695,465	27.92	to	27.92	19,414,561	1.26	0.30	to	0.30	6.71	to	6.71
Vanguard® Money Market
12/31/2018	41,707,234	1.95	to	1.95	81,178,126	1.98	0.27	to	0.27	1.69	to	1.69
12/31/2017	32,694,508	1.91	to	1.91	62,577,845	1.01	0.29	to	0.29	0.72	to	0.72
12/31/2016	28,663,290	1.90	to	1.90	54,472,376	0.47	0.29	to	0.29	0.19	to	0.19
12/31/2015	30,466,617	1.90	to	1.90	57,792,125	0.15	0.29	to	0.29	(0.14)	to	(0.14)
12/31/2014	27,739,353	1.90	to	1.90	52,692,815	0.10	0.30	to	0.30	(0.20)	to	(0.20)
Vanguard® Real Estate Index
12/31/2018	537,273	58.05	to	58.05	31,188,796	3.12	0.27	to	0.27	(5.62)	to	(5.62)
12/31/2017	601,950	61.50	to	61.50	37,022,534	2.50	0.29	to	0.29	4.47	to	4.47
12/31/2016	660,799	58.87	to	58.87	38,901,463	2.53	0.29	to	0.29	8.04	to	8.04
12/31/2015	634,964	54.49	to	54.49	34,598,109	1.78	0.29	to	0.29	1.93	to	1.93
12/31/2014	641,985	53.46	to	53.46	34,319,631	3.29	0.30	to	0.30	29.73	to	29.73
Vanguard® Short-Term Investment Grade
12/31/2018	2,986,586	19.44	to	19.44	58,069,311	1.76	0.27	to	0.27	0.76	to	0.76
12/31/2017	3,076,860	19.30	to	19.30	59,374,551	1.93	0.29	to	0.29	1.80	to	1.80
12/31/2016	2,912,372	18.96	to	18.96	55,208,703	1.86	0.29	to	0.29	2.42	to	2.42
12/31/2015	2,998,827	18.51	to	18.51	55,505,267	1.80	0.29	to	0.29	0.83	to	0.83
12/31/2014	3,047,009	18.36	to	18.36	55,932,544	1.65	0.30	to	0.30	1.46	to	1.46
Vanguard® Small Company Growth
12/31/2018	744,706	82.28	to	82.28	61,276,710	0.39	0.27	to	0.27	(7.52)	to	(7.52)
12/31/2017	760,333	88.98	to	88.98	67,650,663	0.47	0.29	to	0.29	23.11	to	23.11
12/31/2016	781,356	72.27	to	72.27	56,471,908	0.35	0.29	to	0.29	14.60	to	14.60
12/31/2015	771,174	63.06	to	63.06	48,633,534	0.35	0.29	to	0.29	(3.04)	to	(3.04)
12/31/2014	789,805	65.04	to	65.04	51,367,588	0.30	0.30	to	0.30	3.08	to	3.08
Vanguard® Total Bond Market Index
12/31/2018	2,407,547	38.69	to	38.69	93,141,110	2.30	0.27	to	0.27	(0.41)	to	(0.41)
12/31/2017	2,513,049	38.85	to	38.85	97,620,923	2.33	0.29	to	0.29	3.18	to	3.18
12/31/2016	2,373,899	37.65	to	37.65	89,371,288	2.20	0.29	to	0.29	2.17	to	2.17
12/31/2015	2,235,962	36.85	to	36.85	82,386,830	2.25	0.29	to	0.29	0.04	to	0.04
12/31/2014	2,224,317	36.83	to	36.83	81,923,593	2.38	0.30	to	0.30	5.58	to	5.58

13

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Total International Stock Market Index
12/31/2018	567,065	$17.99	to	$17.99	$10,201,690	0.51%	0.27%	to	0.27%	(14.86)%	to	(14.86)%
12/31/2017(1)	237,235	21.13	to	21.13	5,012,710	—	0.29	to	0.29	—	to	—
Vanguard® Total Stock Market Index
12/31/2018	2,527,421	$37.31	to	$37.31	$94,286,196	1.49	0.27	to	0.27	(5.60)	to	(5.60)
12/31/2017	2,512,052	39.52	to	39.52	99,274,493	1.87	0.29	to	0.29	20.62	to	20.62
12/31/2016	2,514,690	32.76	to	32.76	82,390,990	1.47	0.29	to	0.29	12.23	to	12.23
12/31/2015	2,559,403	29.19	to	29.19	74,718,066	1.27	0.29	to	0.29	0.08	to	0.08
12/31/2014	2,508,866	29.17	to	29.17	73,186,365	1.32	0.30	to	0.30	11.96	to	11.96

(1)	See footnote 1
*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

14

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

6. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of 0.10% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $25, proportionately from the subaccounts’ unit values. An annual charge of 0.17% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

15

Transamerica Financial Life Insurance Company

TFLIC Separate Account B

Notes to Financial Statements

December 31, 2018

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

16

OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(A)    FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.

(B) EXHIBITS
(1)	Resolution of the Board of Directors of First Providian Life and Health Insurance Company (“First Providian”) authorizing establishment of the Separate Account. Note 3
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a) Form of variable annuity contract. Note 6
(b) Endorsements. Note 7
(c) Form of GLWB Rider. Note 22
(c)(1) Form of GLWB Rider. Note 27
(d) Form of ROP Rider. Note 22
(5)	Form of enrollment form. Note 32
(a) Form of election form. Note 23
(6)	(a) Articles of Incorporation of AUSA Life Insurance Company, Inc. Note 4
(6)	(a)(1) Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 24
(6)	(a)(2) Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 25
(b) Bylaws of AUSA Life Insurance Company, Inc. Note 4
(6)	(b)(1) Bylaws of Transamerica Financial Life Insurance Company. Note 24
(6)	(b)(2) Bylaws of Transamerica Financial Life Insurance Company. Note 25
(7)	Not applicable.
(8)	(a) Participation Agreement for the Vanguard Variable Insurance Fund. Note 6
(8)	(b) Administration Services Agreement. Note 5
(8)	(c) First Amendment to Participation Agreement. Note 14
(8)	(d) Second Amendment to Participation Agreement. Note 14
(8)	(e) Third Amendment to Participation Agreement. Note 14
(8)	(f) Fourth Amendment to Participation Agreement. Note 16
(8)	(g) Fifth Amendment to Participation Agreement. Note 18
(8)	(h) Participation Agreement for Vanguard Variable Insurance Fund filed on June 30, 2010. Note 21
(h)(1) Participation Agreement Amendment No.1 - Vanguard and TFLIC. Note 26
(h)(2) Participation Agreement Amendment No.2 - Vanguard and TFLIC. Note 26
(h)(3) Participation Agreement Amendment No.3 - Vanguard and TFLIC. Note 28
(h)(4) Participation Agreement Amendment No.4 - Vanguard and TFLIC. Note 30
(h)(5) Participation Agreement Amendment No.5 - Vanguard and TFLIC. Note 31
(h)(6) Participation Agreement Amendment No.6 - Vanguard and TFLIC. Note 31
(9)	Opinion and Consent of Counsel. Note 37
(10)	Consent of Independent Registered Public Accounting Firm. Note 37
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation. Note 2
(14)	Powers of Attorney. Blake S. Bostwick, Eric J. Martin, Mark W. Mullin, Jay Orlandi, David Schulz, C. Michiel van Katwijk, Wendy E. Cooper, Anne C. Kronenberg, June Yuson. Note 37

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of National Home Life Assurance Company Separate Account IV, (File No. 33-36073).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of First Providian Life & Health Insurance Company Separate Account B, (File No. 33-39946).
[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of First Providian Life & Health Insurance Company Separate Account C, (File No. 33-94204).
[4]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement of AUSA Life Insurance Company, Inc.-AUSA Endeavor Variable Annuity Account, (File No. 33-83560) as filed on September 1, 1994.
[5]	Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 of First Providian Life & Health Insurance Company, (File No. 33-39946), filed on April 30, 1998.
[6]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement of AUSA Life Insurance Company Separate Account B, (File No. 333-65151) as filed on October 1, 1998.
[7]	Incorporated herein by reference from Post-Effective Amendment No. 9 to the Registration Statement of AUSA Life Insurance, Inc. (File No. 333-65151) filed on June 26, 2002.
[8]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-104243) filed on April 2, 2003.
[9]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-110048) filed on October 29 2003.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) filed on October 28, 2004.
[11]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-122235) filed on January 24, 2005.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration (File No. 333-120125) filed on December 13, 2005.
[1][3]	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-65151) filed on April 27, 2007.
[14]	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-65151) filed on April 30, 2007.
[15]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-149337) filed on February 21, 2008.
[16]	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-65151) filed on April 28, 2008.
[17]	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-147041) filed on August 7, 2008.
[18]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-146328) filed on February 9, 2009.
19.	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 333-65151) filed on April 29, 2010.
[20]	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 333-65151) filed on April 28, 2010.
[21]	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 333-65151) filed on April 25, 2011.
[22]	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 333-65151) filed on June 15, 2011.
[23]	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-65151) filed on October 5, 2011.
[24]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-110048) filed on October 29, 2003.
[25]	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.
[26]	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-65151) filed on April 27, 2012.
[27]	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 333-65151) filed on January 25, 2013.
[28]	Incorporated herein by reference to Post-Effective Amendment 28 to Form N-4 Registration Statement (File No. 333-65151) filed on April 24, 2013.
[29]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-189436) filed on September 11, 2013.
[30]	Incorporated herein by reference to Post-Effective Amendment No. 29 to Form N-4 Registration Statement (File No. 333-65151) on September 27, 2013.
[31]	Incorporated herein by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 333-65151) Filed on April 28, 2014.
[32]	Incorporated herein by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 333-65151) on April 30, 2015.
[33]	Incorporated herein by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 333-65151) filed on April 28, 2016.
[34]	Incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-4 Registration Statement (File No. 333-65151) filed on April 27, 2017.
[35]	Incorporated herein by reference to Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No. 333-65151) filed on April 26, 2018.
[36]	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 333-65151) filed on December 7, 2018.
[37]	Filed herewith.

Item 25. Directors and Officers of the Depositor

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St., Suite 5200. Denver, CO 80202	Director, President and Chairman of the Board

Eric J. Martin 4333 Edgewood Rd, N.E. Cedar Rapids, IA 52499	Controller, Senior Vice President and Assistant Treasurer

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Rd, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Wendy E. Cooper 245 East 93rd Street New York, NY 10128	Director

Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director

June Yuson 245 East 93rd Street New York, NY 10128	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2018, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member—AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans

Aegon Affordable Housing Debt Fund III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Affordable housing loans

AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor

Aegon Community Investments 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)	Investments

Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 55, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 56, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates

Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Aegon LIHTC Fund 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)	Investments

Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member—Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank

(7.58%); Bank of the West (7.46%)

Investments

Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member—Transamerica Premier Life Insurance Company (2.8195%); non-affiliates of AEGON, Citibank, N.A. (21.6890%), Ally Bank (8.2090%), Bank of Hope (14.2687%), Lake City Bank (1.4679%), Securian (MLIC) (7.4614%), The Guardian Life Insurance Compnay of America (10.4477%), U.S. Bancorp Community Development Corporation (22.0987%), ZB National Association (1.8110%). Managing Member—Aegon Community Investments 55, LLC (0.0100%).	Investments

Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member—Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as investor member (99.99%)	Investments

Aegon LIHTC Fund 58, LLC	Delaware	Sole Member: Aegon Community Investments 58, LLC	Investments

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (74.2183%) ; Transamerica Premier Life Insurance Company (25.7817%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company

Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first investor buys in, then the entity will be managed by a 3-member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager—AMFETF Manager, LLC (0%)	Investments

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AHDF Manager III, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC—99% member; Cupples State LIHTC Investors, LLC—1% member; TAH Pentagon Funds, LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC—100% MEMBER; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC—100% member; TAH Pentagon Funds LLC—non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle

AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company

AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments

Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate

FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate

FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services

First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments

Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments

Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%),

Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments

Garnet LIHTC Fund XLVII, LLC	Delaware	Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.	Investments

Garnet LIHTC Fund XLVIII, LLC	Delaware	Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)	Investments

Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% managing general partner)	Affordable housing

InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment

Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments

Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

LIHTC Fund 56, LLC	Delaware	Members: Managing Member—Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments

LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company

Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments

MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle—to invest in Natural Resources

Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance

Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member—Transamerica Life Insurance Company	Marketing non-insurance products

Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments

Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities

RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments

SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant

St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments

TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.

TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member—Garnet LIHTC Fund IX, LLC	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust

THH Acquisitions, LLC	Iowa	Sole Member—Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.

TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary

Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer

Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member—AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Insurance Company	Iowa	100%—Commonwealth General Corporation	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company

Transamerica Redwood Park, LLC	Delaware	Sole Member—Transamerica Corporation	Hold property interests in Redwood Park in California

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor

Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.

Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments

Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments

United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency

Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of March 31, 2019 there were 5,326 contract owners.

ITEM 28.    INDEMNIFICATION

The New York Code (Section 721 et seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a) None.

(b) Not Applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Transamerican Financial Life Insurance Company, at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31.    MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32.    UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company, at the address or phone number listed in the Prospectus.

(d) Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, as amended, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 26th day of April, 2019.

TFLIC SEPARATE ACCOUNT B
Registrant

TRANSAMERICA FINANCIAL LIFE
INSURANCE COMPANY
Depositor

Blake S. Bostwick*
Director, President and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director, President and Chairman of the Board	April 26, 2019

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 26, 2019

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel	April 26, 2019

* David Schulz	Director, Chief Tax Officer and Senior Vice President	April 26, 2019

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 26, 2019

* Wendy E. Cooper*	Director	April 26, 2019

* Anne C. Kronenberg*	Director	April 26, 2019

* June Yuson*	Director	April 26, 2019

/s/ Brian Stallworth Brian Stallworth	Assistant Secretary	April 26, 2019

*	By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.

Registration No.

333 - 65151

811-6298

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TFLIC SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney